EXHIBIT 10.1

                                                         Loan Number: 040401


                                CREDIT AGREEMENT

                                  BY AND AMONG

 MID-AMERICA APARTMENT COMMUNITIES, INC., MID-AMERICA APARTMENTS, L.P., AND
               MID-AMERICA APARTMENTS OF TEXAS, L.P., AS BORROWER

                                       AND

                    Financial Federal Savings Bank, as Lender

                                  June 29, 2004

                                TABLE OF CONTENTS

1.       DEFINITIONS...........................................................1

         1.1.     Definitions..................................................1

         1.2.     Construction................................................20

         1.3.     Accounting Principles.......................................22

2.       REVOLVING CREDIT FACILITY............................................22

         2.1.     Revolving Credit Commitment.................................22

         2.2.     Multi-Asset Entities........................................22

         2.3.     Term........................................................22

         2.4.     Nature of Lender's Obligations with Respect to the Loan.....23

         2.5.     Fees........................................................23

         2.6.     Loan Requests...............................................25

         2.7.     The Loan....................................................26

         2.8.     Revolving Credit Note.......................................26

         2.9.     Use of Proceeds.............................................26

         2.10.    Additions to the Collateral Pool............................26

         2.11.    Release of Collateral.......................................29

         2.12.    Payment of the Loan Balance Without Termination.............29

         2.13.    Valuations..................................................29

         2.14.    Termination.................................................30

         2.15.    Material Adverse Change to Borrower or a Collateral Pool
                  Property....................................................32

         2.16.    Release of Collateral Followed by a Permanent Loan..........33

3.       INTEREST RATES.......................................................35

         3.1.     Interest Rate...............................................35

         3.2.     Interest Rate Determinations................................35

         3.3.     Interest Periods............................................35

         3.4.     Reference BillsSM Rate Unascertainable: Illegality; Increased
                  Costs.......................................................37

         3.5.     LIBO Rate Conversion........................................39

4.       PAYMENTS.............................................................39

         4.1.     Payments....................................................39

         4.2.     Payment Dates...............................................39

         4.3.     Prepayments.................................................40

         4.4.     Prepayment Fee..............................................41

         4.5.     Additional Payment Obligations..............................41

         4.6.     Additional Compensation in Certain Circumstances............44

5.       CONDITIONS OF LENDING................................................45

         5.1.     Initial Borrowing Tranche...................................45

         5.2.     Each Subsequent Borrowing Tranche...........................47

6.       REPRESENTATIONS AND WARRANTIES.......................................48

         6.1.     Representations and Warranties..............................48

         6.2.     Updates.....................................................57

         6.3.     Survival of Representations and Warranties..................58

7.       COVENANTS............................................................58

         7.1.     Covenants...................................................58

         7.2.     Reporting Requirements......................................66

         7.3.     Additional Affirmative Covenants............................68

         7.4.     Additional Negative Covenants...............................74

         7.5.     Additional Financial Covenants..............................75

8.       DEFAULT..............................................................76

         8.1.     Events of Default...........................................76

         8.2.     Consequences of Event of Default............................78

         8.3.     Notice of Sale..............................................78

9.       MISCELLANEOUS........................................................79

         9.1.     Cooperation by Borrower; Borrower's Obligations.............79

         9.2.     Successors and Assigns......................................79

         9.3.     Modifications, Amendments or Waivers........................79

         9.4.     Forbearance.................................................79

         9.5.     Remedies Cumulative.........................................80

         9.6.     Reimbursement and Indemnification of Lender and Servicer by
                  Borrower; Taxes.............................................80

         9.7.     Holidays....................................................80

         9.8.     Notices.....................................................81

         9.9.     Severability................................................82

         9.10.    Governing Law; Consent to Jurisdiction and Venue............82

         9.11.    Prior Understanding.........................................82

         9.12.    Duration; Survival..........................................82

         9.13.    Disclosure of Information...................................83

         9.14.    Exceptions..................................................83

         9.15.    Relationship of Parties; No Third Parties Benefited.........83

         9.16.    Authority to File Notices...................................83

         9.17.    WAIVER OF TRIAL BY JURY.....................................84

         9.18.    Qualifying Rate Swap Agreements.............................84

         9.19.    Interpretation..............................................84

         9.20.    Brokerage Fee...............................................84

         9.21.    Advertising.................................................85

         9.22.    Time of Essence.............................................85

         9.23.    Counterparts................................................85

         9.24.    Interpretation of Certain Representations, Warranties and
                  Covenants...................................................85

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT ("Agreement") is dated as of June __, 2004 and is made by and among MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation having an address at 6584 Poplar Avenue, Suite 300, Memphis, Tennessee 38138, ("REIT"), MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership having an address c/o Mid-America Apartment Communities, Inc., 6584 Poplar Avenue, Suite 300, Memphis, Tennessee 38138 ("Operating Partnership"), and MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership having an address c/o Mid-America Apartment Communities, Inc., 6584 Poplar Avenue, Suite 300, Memphis, Tennessee 38138 ("MAA Texas," jointly and severally with REIT and Operating Partnership, "Borrower") and FINANCIAL FEDERAL SAVINGS BANK, a federal savings bank organized and existing under the laws of the United States of America, having an address at 6305 Humphreys Boulevard, Suite 100, Memphis, Tennessee 38120.

                                    RECITALS

     WHEREAS, Borrower desires to obtain a revolving credit loan from Lender in an amount up to, but not exceeding One Hundred Million and No/100 Dollars ($100,000,000.00);

     WHEREAS, Borrower has offered to grant Lender a security interest in certain real property and other assets owned by Borrower as security for Borrower's repayment of such revolving credit loan; and

     WHEREAS, Lender is willing to make a revolving credit loan to Borrower secured by an interest in such real property and other assets owned by Borrower.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       DEFINITIONS

     1.1. Definitions.

     In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

     "Addition Fee" shall have the meaning set forth in Section 2.10.3.

     "Additional Collateral Facility" shall mean the increase in the Maximum Facility Available caused solely by (i) the addition of a real estate property to the Collateral Pool at the time of its inclusion or (ii) certain increases in the Valuation of the Collateral Pool as described in Section 2.13.3.

     "Affiliate"  or  "Affiliates"  as to any Person shall mean any other Person
(i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds five percent (5%) or more of any class of the voting or other equity interests of such Person, or (iii) five percent (5%) or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this Agreement, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

     "Agreement"  shall  mean  this  Credit  Agreement,   as  the  same  may  be
supplemented or amended from time to time, including all schedules attached hereto.

     "Acquiring Person" shall mean a "person" or "group of persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

     "Authorized Officer" shall mean those individuals, designated by written notice to Lender from Borrower, authorized to execute notices, reports and other documents on behalf of Borrower required hereunder; provided, further, that the individuals so designated as the Authorized Officers of Borrower shall be the sole representatives of Borrower for the purpose of giving or receiving any notices permitted or required by this Agreement. Borrower may amend such list of individuals from time to time by giving written notice of such amendment to Lender.

     "Base Rate" shall mean the Reference BillsSM Rate plus the Margin or the LIBO Rate plus the Margin, as the context shall require. Interest accruing at the Base Rate shall be calculated monthly in the manner provided herein based on the aggregate principal balance of the Loan outstanding during the applicable Month, and such interest shall be paid in arrears, as provided herein. The Reference BillsSM Rate or the LIBO Rate, as applicable, with respect to each Base Rate Borrowing Tranche shall remain fixed throughout the applicable Interest Period and shall then be redetermined as of each renewal of such Base Rate Borrowing Tranche in accordance with Section 3.2. The Margin with respect to each Base Rate Borrowing Tranche shall be determined and redetermined from time to time in accordance with Section 3.2.

     "Base Rate Borrowing Tranche" shall mean any Borrowing Tranche which accrues interest at the Base Rate.

     "Benefit Arrangement" shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, including without limitation a Pension Plan or a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

     "Borrower" shall mean the entity(ies) which will execute this Agreement as Borrower, together with any Proposed Borrower at such time as it joins in this Agreement pursuant to the terms and conditions of Section 2.10.2.2.

     "Borrower's knowledge" shall mean the actual knowledge of any officer or employee of Borrower which manages or operates the Collateral Pool Properties.

     "Borrowing Date" shall mean, with respect to any Borrowing Tranche, the date of borrowing or renewal, as the case may be, which shall be a Business Day or, in the case of a renewal which would otherwise fall on a day other than a Business Day, the first Business Day thereafter.

     "Borrowing Tranche" shall mean each advance at the Base Rate hereunder having a particular Interest Period outstanding at any one time, and all advances at the Prime Rate. Two (2) or more Borrowing Tranches may be combined to form a single Borrowing Tranche with the same Interest Period (a) without Prepayment Fee or other penalty or fee in the event two (2) or more Borrowing Tranches mature and are renewed at the same time with the same Interest Period or (b) with the applicable Prepayment Fee if one (1) or more Borrowing Tranches are advanced or prepaid and at the request of the Borrower then combined with one (1) or more other Borrowing Tranches with the same Interest Period. For all purposes hereunder, all Prime Rate fundings shall be aggregated and deemed a single Borrowing Tranche.

     "Business Day" shall mean any day other than (i) a Saturday or Sunday or a legal holiday on which either Lender or Servicer is closed for business, and
(ii) in connection with any Loan Request or Renewal Request for a Base Rate Borrowing Tranche which will accrue interest in part based on the LIBO Rate, any day in which business is not carried on in the London interbank market.

     "Change in Control" shall mean the earliest to occur of: (a) the date on which REIT ceases for any reason whatsoever to be the sole general partner or managing member of Operating Partnership or ceases to own, directly or indirectly, one hundred percent (100%) of the sole general partner or managing member of Operating Partnership, or (b) the date on which an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than twenty-five percent (25%) of the total Voting Equity Capital (or of any other securities or ownership interest) of any Borrower then outstanding, or (c) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of fifty percent (50%) or more (or such lesser percentage as is required for decision-making by the board of directors or an equivalent governing body) of REIT or Operating Partnership over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of REIT or Operating Partnership then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (c) shall apply thereto by substituting such governing body and the members thereof for the board of directors and members thereof, respectively).

     "Closing Date" shall mean the first date on which both of the following requirements are met: (i) this Agreement has been fully executed and (ii) all conditions to closing set forth in Section 5.1 hereof shall have been satisfied. The closing shall take place on the Closing Date at such time and place as the parties agree.

     "Collateral" shall mean the Collateral Pool Properties, and all other property of Borrower on which first priority liens and security interests have been granted for the benefit of Lender to secure the Loan and all other obligations of Borrower under the Collateral Pool Property Documents.

     "Collateral Agreements" shall mean (i) any agreements between Borrower and Lender for the purpose of establishing replacement reserves for the Collateral Pool Properties or a particular Collateral Pool Property, including agreements establishing a fund to assure the completion of repairs or improvements specified in any such agreement and (ii) any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account, all of the foregoing to be imposed only pursuant to an express written agreement between Borrower and Lender entered into (a) at the Closing Date, or (b) with respect to real estate properties added to the Collateral Pool pursuant to Section 2.10, at or prior to such addition.

     "Collateral Pool", "Collateral Pool Property" and "Collateral Pool Properties" shall mean the multi-family real property or properties, as the case may be, as set forth in Schedule 1.1(A), together with any multi-family real properties which have been added to the Collateral Pool and less any real properties which have been released from the Collateral Pool hereunder.

     "Collateral Pool Property Documents" shall mean the then current versions of the Security Instruments, assignments of leases and rents, guaranties, indemnities, Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, any guarantor or any other person or entity in connection with the Loan or the Collateral, as such documents may be amended from time to time. The Collateral Pool Property Documents shall include those documents set forth in Schedule 1.1(B).

     "Commitment"   shall  mean  One   Hundred   Million   and  NO/100   Dollars
($100,000,000.00).

     "Consolidated EBITDA" means, for any period, and without double counting any item, the EBITDA for Borrower and its respective subsidiaries for such period on a consolidated basis.

     "Consolidated EBITDA to Fixed Charges Ratio" means, for any period of determination, the ratio (expressed as a percentage) of

     (a) the excess of

          (i) the Consolidated EBITDA for the period, less

          (ii) the Imputed Capital Expenditures for the period;

     to

     (b) the Consolidated Fixed Charges for the period.

     "Consolidated   EBITDA  to  Interest  Ratio"  means,   for  any  period  of
determination, the ratio (expressed as a percentage) of

     (a) the excess of

          (i) the Consolidated EBITDA for the period, less

          (ii) the Imputed Capital Expenditures for the period;

     to

     (b) the Consolidated Interest Expense for the period.

     "Consolidated Fixed Charges" means, for any period of determination, the sum of

     (a) the Consolidated Interest Expense for the period;

     (b) the Consolidated Scheduled Amortization for the period; and

     (c) Preferred Distributions for the period.

     "Consolidated Interest Expense" means, for any period of determination, and without double counting any item, the sum of the Interest Expense for Borrower and its respective subsidiaries for such period on a consolidated basis.

     "Consolidated Scheduled Amortization" means, for any period of determination, and without double counting any item, the sum of the Scheduled Amortization (but excluding balloon payments) for Borrower and its respective subsidiaries for such period on a consolidated basis.

     "Consolidated Total Assets" means, for any Person, all assets of such Person and its subsidiaries determined on a consolidated basis in accordance with GAAP; provided that all assets composed of real property shall be valued on an undepreciated cost basis and the portion of any joint venture assets owned by such Person shall be included in Consolidated Total Assets. The assets of a Person and its subsidiaries shall be adjusted to reflect such Person's allocable share of such assets, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by such Person and from assets owned by its subsidiaries, and (b) such Person's respective ownership interest in its subsidiaries.

     "Consolidated Total Indebtedness" means, as of any date, and without double counting any item, the Total Indebtedness for each Borrower and its respective subsidiaries as of such date (including the Total Indebtedness of Borrower as of such date and the portion of any indebtedness of any joint venture in which any Borrower or any subsidiary thereof is a venturer attributable to such Borrower or its subsidiary).

     "Credit Enhancement Fee" shall mean:

     (a) eight basis points (.0008) for Qualifying Rate Swap Agreements having an initial term less than twelve (12) months;

     (b) ten basis points (.0010) for Qualifying Rate Swap Agreements having an initial term less than thirty-six (36) months but equal to or greater than twelve (12) months;

     (c) twelve basis points (.0012) for Qualifying Rate Swap Agreements having an initial term less than sixty (60) months but equal to or greater than thirty-six (36) months; or

     (d) fifteen basis points (.0015) for Qualifying Rate Swap Agreements having an initial term equal to or greater than sixty (60) months.

     "Deemed Maximum Facility Available" shall mean as of the date of determination the sum of seventy percent (70%) of the Initial Market Value of each property contributed to the Collateral Pool (regardless of whether the same has been released from the Collateral Pool), including in the determination thereof the Market Value of any property then being added to the Collateral Pool.

     "Deemed Minimum Loan Amount" shall mean an amount equal to twenty-five percent (25%) of the Commitment.

     "Dollar", "U.S. Dollars" and the symbol $ shall mean lawful money of the United States of America.

     "EBITDA" means, for any period, the sum determined in accordance with GAAP, of the following, for any Person on a consolidated basis

     (a) the net income (or net loss) of such Person during such Period, but excluding gains and losses on the sale of fixed assets;

     (b) all amounts treated as expenses for depreciation, Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss); and

     (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss);

     provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

     "ERISA Group" shall mean, at any time, Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Event of Default" shall mean any of the events described in Section 8.1 or otherwise referred to herein as an "Event of Default".

     "Expiration Date" shall mean the earlier of (i) the Maturity Date, or (ii) the date specified by Borrower as the Expiration Date under Section 2.14, or
(iii) the date specified by Lender pursuant to Section 7.3.1.11.

     "Facility Debt Service" shall mean, for the purposes of this Agreement, the sum of (i) the Hedge Adjusted Interest Due, (ii) the amounts, if any payable under Section 2.5.5, (iii) the Credit Enhancement Fee payable under Section 4.5.3, and (iv) the first twelve (12) principal payments based on the amortization of the then outstanding principal balance of the Loan utilizing a thirty (30) year fully amortizing schedule and level monthly payments, and using a coupon rate equal to the quotient resulting from dividing the Hedge Adjusted Interest Due by the then outstanding principal balance of the Loan. The Hedge Adjusted Interest Due and Facility Debt Service shall be annualized at the time of determination notwithstanding the duration of any Interest Period or the duration of any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement. Facility Debt Service shall be recalculated (a) as of each Loan Request, (b) as of each Renewal Request, or deemed renewal under Section 3.3.3, (c) on or before September 1 of each calendar year during the term of this Agreement, commencing on or about September 1, 2005, (d) as of each addition or deletion of a property to or from the Collateral Pool, (e) as of each repayment of any principal portion of the Loan, (f) upon the expiration termination, replacement, or other modification of any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement, and (g) upon the occurrence of a Material Adverse Change. The calculation of Facility Debt Service is made for purposes of computing the Facility Debt Service Coverage Ratio and for other purposes under this Agreement and not for purposes of calculating the interest payable hereunder or under the Revolving Credit Note. The interest payable under the Revolving Credit Note and this Agreement is payable at the rates and at the times provided in Section 3 and Section 4 hereof.

     "Facility Debt Service Coverage Ratio" shall mean, at the time of determination, the then prevailing computation of Net Operating Income of the Collateral Pool Properties divided by the then prevailing computation of Facility Debt Service.

     "Freddie Mac" shall mean the Federal Home Loan Mortgage Corporation.

     "Funds from Operations" shall mean consolidated net income of REIT, including minority interest (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of property, impairment charges, or charges related to the adjustment to the value of assumed debt, plus real property depreciation and goodwill amortization, before extraordinary or unusual items, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on the same basis. Funds from Operations shall be calculated for the trailing twelve (12) month period preceding the date of determination.

     "GAAP" shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

     "G-Fee" shall mean sixty-two basis points (.0062) for thirty (30) day Borrowing Tranches and ninety (90) day Borrowing Tranches, and sixty-nine basis points (.0069) for one hundred eighty (180) day or three-hundred sixty (360) day Borrowing Tranches.

     "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Collateral Pool Property(ies) is prohibited by any federal, state or local authority; any substance that requires special handling and any other material or substance now or in the future that (i) is defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" by or within the meaning of any Hazardous Materials Law, or (ii) is regulated in any way by or within the meaning of any Hazardous Materials Law.

     "Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials or the protection of human health or the environment and apply to Borrower or to the Collateral Pool Property(ies). Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., and their state analogs.

     "Hazardous Substance Activity" means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Collateral Pool Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Collateral Pool Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Collateral Pool Property in violation of Hazardous Materials Laws, in each case whether sudden or non-sudden, accidental or non-accidental.

     "Hedge Adjustments" shall mean the aggregate sum of (a) for each Qualifying Rate Swap Agreement, the product of (i) the notional amount of said Rate Swap Agreement and (ii) the difference, positive or negative, obtained by subtracting the stipulated fixed rate paid under said Rate Swap Agreement from the applicable LIBO Rate paid under such Rate Swap Agreement and (b) for each Qualifying Rate Cap Agreement where the applicable LIBO Rate exceeds the strike rate, the product of (x) the notional amount of said Rate Cap Agreement times
(y) the excess of such LIBO Rate over the strike rate.

     "Hedge Adjusted Interest Due" shall mean the sum of (i) the interest due on the outstanding amount of the Loan hereunder and under the Revolving Credit
Note, including any default interest less (ii) any and all applicable Hedge Adjustments.

     "Hedged Debt Service" shall mean, for the purposes of this Agreement, the aggregate sum of:

     (i) for each Qualifying Rate Cap Agreement, the product of (x) the stipulated notional amount times (y) the strike rate stipulated in such Qualifying Rate Cap Agreement;

     (ii) for each Qualifying Rate Swap Agreement, the product of (a) the stipulated notional amount times (b) the fixed pay rate stipulated in such Qualifying Rate Swap Agreement;

     (iii) seventy-five percent of the G-Fee Amount for all outstanding Borrowing Tranches at the time of determination;

     (iv) the greater of (A) seventy-five percent (75%) of the Servicing Fee Payment for all outstanding Borrowing Tranches at the time of determination or
(B)  seventy-five  percent  (75%) of the Minimum  Servicing  Fee  payable  under
Section 2.5.5;

     (v) seventy-five  percent (75%) of the Credit Enhancement Fee payable under
Section 4.5.3; and

     (vi) the first twelve (12) principal payments based on the amortization of the Required Hedge Amount utilizing a thirty (30) year fully amortizing schedule and level monthly payments, and using a coupon rate equal to the quotient resulting from dividing (I) the aggregate amounts of the foregoing items (i) through (v) by (II) the Required Hedge Amount;

     provided, however, that in the event Borrower shall purchase Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreement with aggregate notional amounts in excess of the Required Hedge Amount, Hedged Debt Service shall be calculated starting with the Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement with the lowest stipulated strike rate or fixed pay rate, as applicable, (relative to all of the Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements) and proceeding to include those Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements with the next higher stipulated strike rate or fixed pay rate, until the aggregate notional amounts of such Qualifying Rate Cap Agreements and/or Qualifying Rate Swap Agreements considered for purposes of calculating Hedged Debt Service shall equal, but not exceed, the Required Hedge Amount, further provided that the notional amount of the last Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement necessary to reach the Required Hedge Amount as herein provided shall be prorated, as necessary, such that the aggregate notional amount of all Qualifying Rate Cap Agreements and/or Qualifying Rate Swap Agreements considered for purposes of calculating Hedged Debt Service shall equal, but not exceed, the Required Hedge Amount at the time of determination. The foregoing shall be illustrated by way example, as set forth in Schedule 1.1(C). Hedged Debt Service shall be annualized at the time of determination notwithstanding the duration of any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement. Hedged Debt Service shall be recalculated (a) as of each Loan Request, (b) as of each Renewal Request, or deemed renewal under Section 3.3.3, (c) on or before September 1 of each calendar year during the term of this Agreement, commencing on or about September 1, 2005, (d) as of each addition or deletion of a property to or from the Collateral Pool, (e) as of each repayment of any principal portion of the Loan, (f) upon the expiration, termination, replacement or other modification of any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement, and (g) upon the occurrence of a Material Adverse Change. The calculation of Hedged Debt Service is made for purposes of computing the Hedged Debt Service Coverage Ratio and for other purposes under this Agreement and not for purposes of calculating the interest payable hereunder or under the Revolving Credit Note. The interest payable under the Revolving Credit Note and this Agreement is payable at the rates and at the times provided in Section 3 and Section 4 hereof.

     "Hedged  Debt  Service   Coverage   Ratio"  shall  mean,  at  the  time  of
determination, the then prevailing computation of (i) seventy-five percent (75%) of the Net Operating Income divided by (ii) the Hedged Debt Service.

     "Hedge Fees" shall have the meaning set forth in Section 2.14.2.

     "Imputed Capital Expenditures" means, for any four (4) consecutive fiscal quarters, an amount equal to the average number of apartment units owned by Borrower or its subsidiaries during such period multiplied by Three Hundred and NO/100 Dollars ($300.00) per apartment unit, and for any period of less than four (4) consecutive fiscal quarters, an appropriate proration of such figure.

     "Indebtedness" means, with respect to any Person, as of any specified date, without duplication, all:

     (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such Person has a non-contingent contract to purchase such property);

     (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;

     (c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;

     (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code) issued or created for the account of such Person;

     (e) liabilities secured by any lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and

     (f) as to any Person ("guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation ("primary obligations") of any third person ("primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term "contingent obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any contingent obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such contingent obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such contingent obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such contingent obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by owner of the obligation in good faith.

     "Index  Conversion  Notic"  shall  have the  meaning  given to such term in
Section 3.5.

     "Initial Market Value" shall mean the Market Value of any Collateral Pool Property as of the date the same is included in the Collateral Pool pursuant to the provisions hereof. The Initial Market Value of the Collateral Pool Properties is shown at Schedule 1.1(A).

     "Interest Expense" means, for any period, the sum of

     (a) gross interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for Borrower and its respective subsidiaries; and

     (b) the portion of the up-front costs and expenses for Rate Contracts entered into by Borrower and its respective subsidiaries (to the extent not included in gross interest expense) fairly allocated to such Rate Contracts as expenses for such period, as determined in accordance with GAAP;

     (c) provided, that, all interest expense accrued by Borrower and its respective subsidiaries during such period, even if not payable on or before the Expiration Date, shall be included within "Interest Expense." Notwithstanding the foregoing, interest accrued under any Intra-Company Debt shall not be included within "Interest Expense" for any purposes hereof.

     "Interest Period" shall have the meaning assigned to such term in Section 3.3.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

     "Intra-Company Debt" means Indebtedness (whether book-entry or evidenced by a term, demand or other note or other instrument) owed by Borrower or any of its respective subsidiaries to any subsidiary, and incurred or assumed for the purpose of capitalizing a subsidiary of Borrower.

     "Law" shall mean any law  (including  common law),  constitution,  statute,
treaty,   regulation,   rule,  ordinance,   opinion,   release,  ruling,  order,
injunction, writ, decree or award of any Official Body.

     "Lender" shall mean at any time and from time to time, the entity that is the holder of the Revolving Credit Note, provided that Lender may in its sole discretion designate Servicer to perform some or all of Lender's obligations under this Agreement, the Revolving Credit Note and the other Loan Documents. Promptly after the initial closing under this Agreement, Financial Federal Savings Bank, the initial Lender, intends to sell the Revolving Credit Note to Freddie Mac and, in connection therewith, shall assign all of its interests in this Agreement and the other Loan Documents to Freddie Mac.

     "LIBO Rate" shall mean, with respect to any Base Rate Borrowing Tranche, the rate of interest, rounded to the nearest basis point (i.e. one-hundredth of one percent (.0001)), displayed as of 11:00 a.m. London time on the second Business Day preceding the first day of the applicable Interest Period on the Bloomberg, L.P., page "BBAM", as the British Bankers Association ("BBA") LIBO Rate (such page, or such other page as may replace page BBAM on that service, or at the option of Lender (i) the applicable page on another credible and generally recognized service which electronically transmits or displays BBA LIBO Rates for the applicable Interest Period or (ii) any publication of LIBO Rates available from BBA for the applicable Interest Period, is referred to as the "Designated Bloomberg Page") for purposes of calculating effective rates of interest for loans or obligations for an amount comparable to such Borrowing Tranche and having a term equal to the Interest Period. If the Designated Bloomberg Page is not available, but such information is generally still published, the LIBO Rate for such Interest Period will be the BBA LIBO Rate most recently published for such Interest Period.

     "Lien" shall mean any Security Instrument, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

     "Loan" shall mean the sum of all Borrowing Tranches outstanding at any one time.

     "Loan Document" or "Loan Documents" shall mean any or all of this Agreement, the Revolving Credit Note, the Collateral Pool Property Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith.

     "Loan to Value Ratio" shall mean the quotient, expressed as a percentage, determined by dividing the outstanding principal balance of the Loan by the aggregate of the then current Market Values of the Collateral Pool Properties. The Loan to Value Ratio shall be recalculated (a) as of each Loan Request, (b) as of each Renewal Request, or deemed renewal under Section 3.3.3, (c) on or before September 1 of each calendar year during the term of this Agreement, commencing on or about September 1, 2005, (d) as of each addition or deletion of a property to or from the Collateral Pool, (e) as of each repayment of any principal portion of the Loan, and (f) upon the occurrence of a Material Adverse Change.

     "Loan Request" shall have the meaning given to such term in Section 2.6.

     "Margin" shall mean the sum of the G-Fee and the Servicing Fee.

     "Market Value" shall mean, as to each individual Collateral Pool Property, the Initial Market Value of such property, as such Market Value may be subsequently increased or decreased in accordance with the terms and conditions of this Agreement.

     "Material Adverse Change" shall mean any set of circumstances or events which, in Lender's reasonable discretion has a material adverse effect on (i) the validity or enforceability of this Agreement or the other Loan Documents taken as a whole, (ii) the financial condition of Borrower or any guarantor,
(iii) the financial condition or Market Value of any Collateral Pool Property, or (iv) the compliance of any Collateral Pool Property with any Law.

     "Maturity Date" shall mean the first calendar day of the month following the seventh (7th) anniversary of the Closing Date.

     "Maximum Facility Available" shall mean, at the time of determination, the maximum amount which Borrower may borrow under this Agreement without violating the Sublimits set forth in Section 2.6.1.

     "Maximum Loan to Value Ratio" shall mean 70%.

     "Minimum Servicing Fee" shall have the meaning set forth in Section 2.5.5.

     "Minimum Usage Fee" shall have the meaning set forth in Section 2.5.4.

     "Month" shall mean the appropriate calendar month.

     "Monthly  Payment  Statement"  shall have the meaning given to such term in
Section 4.2.

     "Mortgage Review Fee" shall mean a non-refundable fee in the amount of Four Thousand and NO/100 Dollars ($4,000.00) per real property.

     "Multiemployer Plan" shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five (5) Pension Plan years, has made or had an obligation to make such contributions.

     "Net Operating Income" shall mean an annualized dollar amount equal to all income from the operations of the Collateral Pool Properties that is available for repayment of debt and return of equity after deducting for economic vacancy and all expenses (exclusive of Facility Debt Service, Credit Enhancement Fees and payments made or received pursuant to Rate Cap Agreements or Rate Swap Agreements). Net Operating Income shall be calculated by Lender for each individual Collateral Pool Property as of the Closing Date and thereafter as of September 1, commencing September 1, 2005, of each calendar year during the term of this Agreement, in accordance with Lender's then current methodology, consistently applied, excluding from such calculation expenses from depreciation, amortization, interest expenses, the cost of any Rate Cap Agreement or Rate Swap Agreement, non-recurring items (including any costs and expenses incurred by Borrower in connection with the closing of the Loan), and capital expenses, but including in such calculation an assumed capital expense reserve in a reasonable amount consistent with Lender's then current requirements for such capital reserves. In addition, upon the addition or release of any real property in the Collateral Pool pursuant to the provisions hereof, Lender shall redetermine Net Operating Income for the Collateral Pool in the following manner: (i) in the event of an addition of a real property to the Collateral Pool, Lender shall add the Net Operating Income of the real property included in the Collateral Pool to the then current determination of Net Operating Income for the Collateral Pool; or (ii) in the event of a release of a real property from the Collateral Pool, Lender shall subtract the Net Operating Income of the real property released from the Collateral Pool from the then current determination of Net Operating Income for the Collateral Pool.

     "Net Worth" means, as of any specified date, for any Person, the excess of the Person's assets over the Person's liabilities, determined in accordance with GAAP but excluding any adjustment for the value of Rate Cap Agreements or Rate Swap Agreements, on a consolidated basis, provided that all real property shall be valued on an undepreciated basis.

     "O&M Programs" shall mean a written program of operations and maintenance for a Collateral Pool Property approved in writing by Lender.

     "Obligation" shall mean any obligation or liability of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (including any amounts paid by Freddie Mac as a result of its credit enhancement of a Rate Swap Agreement), under or in connection with this Agreement, the Revolving Credit Note or any other Loan Document, excluding any Permanent Loan or any other liability of Borrower to Lender not created under this Agreement, the Revolving Credit Note or the other Loan Documents.

     "Official Body" shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Payment Date" shall have the meaning given to that term in Section 4.2.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

     "Pension Plan" shall mean at any time an employee pension benefit plan which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five (5) years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

     "Permanent Loan" shall have the meaning assigned to that term in Section 2.16.1.

     "Permanent Loan Collateral" shall have the meaning assigned to that term in
Section 2.16.1.

     "Permitted Exceptions" shall mean:

          (a) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

          (b) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable;

          (c) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of a real property, none of which (i) materially impairs the use of such property or the value thereof, (ii) is violated in any material respect by existing or proposed structures or land use or (iii) impairs Borrower's ability to rebuild, repair or restore any improvements located on a Collateral Pool Property following a casualty;

          (d) Liens, security interests and mortgages in favor of Lender for the benefit of Lender;

          (e) Encumbrances listed as exceptions to Lender's title insurance policies for the Collateral Pool Properties and any such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion; and

          (f) Rights of tenants under residential leases.

     "Permitted Transfer" shall have the meaning set forth in the Security Instrument.

     "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

     "Potential Default" shall mean any event or condition which, with the passage of time, the giving of notice, or a determination by Lender, or any combination of the foregoing, would constitute an Event of Default.

     "Preferred Distributions" means, for any period, the amount of any and all distributions due and payable to the holders of any form of preferred stock (whether perpetual, convertible or otherwise) or other ownership or beneficial interest in Borrower or any of its subsidiaries that entitles the holders thereof to preferential payment or distribution priority with respect to dividends, assets or other payments over the holders of any other stock or other ownership or beneficial interest in such Person.

     "Prepayment Fee" shall have the meaning set forth in Section 4.4.

     "Prime Rate" shall mean the rate of interest per annum established on the first day of each Month during the term hereof and published in The Wall Street Journal as the prime rate, or any comparable publication reasonably selected by Lender in the event The Wall Street Journal no longer publishes the prime rate.

     "Prime Rate Borrowing Tranche" shall mean any Borrowing Tranche which accrues interest at the Prime Rate.

     "Prohibited Transaction" shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

     "Property Borrower" shall mean each Borrower who owns or leases a Collateral Pool Property.

     "Proposed Borrower" shall mean an Affiliate of Borrower that is the owner of a property which has been proposed to be included in the Collateral Pool, pursuant to the terms hereof.

     "Qualifying Rate Cap Agreement" shall mean a Rate Cap Agreement which (i) is purchased at Borrower's sole expense from a rate cap provider approved by Lender for the sole benefit of Borrower and Lender, with all fees and expenses paid at the time such Rate Cap Agreement is purchased and/or executed, (ii) is assigned to Lender as collateral for the Loan, (iii) is delivered on Lender's standard documents, (iv) provides that Lender shall receive payments thereunder, payable on the Payment Date(s) set forth in Section 4.2 of this Agreement, equal to the product of (a) the stipulated notional amount times (b) the excess, if any, of the stipulated LIBO Rate as of any applicable Payment Date, over the stipulated strike rate, (v) has an initial term expiring no earlier than the earlier to occur of (x) that date which is five (5) years from the date such Rate Cap Agreement is assigned to Lender, or (y) the Maturity Date, and (vi) other than in connection with a termination of this Agreement under and pursuant to the terms of Section 2.14 hereof, cannot be terminated or canceled prior to the expiration of its initial term without Lender's prior consent, which may be withheld in Lender's sole discretion.

     "Qualifying Rate Swap Agreement" shall mean a Rate Swap Agreement which (i) is purchased at Borrower's sole expense from a counterparty approved by Lender for the sole benefit of Borrower and Lender, with all fees and expenses paid at the time such Rate Swap Agreement is purchased and/or executed, (ii) is assigned to Lender as collateral for the Loan, (iii) is delivered on Lender's standard documents, (iv) provides that Lender shall receive payments thereunder, payable on the Payment Date(s) set forth in Section 4.2 of this Agreement equal to the product of (a) the stipulated notional amount times (b) the stipulated LIBO Rate, which shall be either the thirty (30) day or the ninety (90) day LIBO Rate, regardless of the duration of any then outstanding Borrowing Tranche, (v) has an initial term expiring no earlier than the earlier to occur of (x) that date which is five (5) years from the date such Rate Swap Agreement is assigned to Lender, or (y) the Maturity Date, (vi) is credit-enhanced by Freddie Mac pursuant to Section 4.5.3 hereof, and (vii) other than in connection with a termination of this Agreement under and pursuant to the terms of Section 2.14 hereof, cannot be terminated or canceled prior to the expiration of its initial term without Lender's prior consent, which may be withheld in Lender's sole discretion.

     "Rate Cap Agreement" shall mean an agreement, device or arrangement designed to protect Borrower from fluctuations of interest rates, including interest rate cap or collar protection agreements or interest rate options.

     "Rate Contracts" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

     "Rate Swap Agreement" shall mean an agreement, device or arrangement designed to protect Borrower from fluctuations of interest rates, pursuant to which Borrower agrees to pay to the applicable counterparty the product of (i) the stipulated fixed pay rate times (ii) the stipulated notional amount, and the counterparty agrees to pay to or for the benefit of Borrower the product of (x) the stipulated LIBO Rate times (y) the stipulated notional amount.

     "Reference BillsSM" shall mean the unsecured general obligations of Freddie Mac designated by Freddie Mac as "Reference BillsSM" and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference BillsSM", Lender shall be permitted to exercise its rights under
Section 3.4.

     "Reference BillsSM Rate" shall mean, with respect to each Base Rate Borrowing Tranche, the "Money Market Yield" (or any equivalent terms designated by Lender) applicable to the Reference BillsSM (i) having an original maturity most comparable to the term of the Interest Period for the applicable Borrowing Tranche and (ii) issued at the most recently conducted regularly scheduled auction preceding the commencement of the Interest Period for such Borrowing Tranche, as the same is displayed (a) on the Reference Bill Index Page (i.e. the Freddie Mac debt securities web page accessed via the Freddie Mac website at www.freddiemac.com), or (b) at the option of Lender, in any publication of Reference BillsSM auction results designated by Freddie Mac. Notwithstanding any of the foregoing to the contrary, in the event Freddie Mac shall not have conducted a regularly scheduled auction of unsecured general obligations within the sixty (60) day period prior to the first day of the Interest Period for any Base Rate Borrowing Tranche requested under Sections 2.6 or 3.3 hereof, the Reference BillsSM Rate shall be deemed to be unascertainable and Lender shall be permitted to exercise its rights under Section 3.4.

     "Renewal Date" shall have the meaning given to such term in Section 3.3.3.

     "Renewal  Request"  shall  have the  meaning  given to such term in Section
3.3.3.

     "Replacement  Hedge  Escrow"  shall have the meaning  given to such term in
Section 4.5.2.

     "Reportable Event" shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Pension Plan or Multiemployer Plan.

     "Required Hedge Amount" shall mean seventy-five percent (75%) of the outstanding principal balance of the Loan.

     "Revolving Credit Note" shall mean the Multifamily Note of Borrower, in the face amount of the Commitment, which evidences the Loan, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

     "Scheduled Amortization" means, with respect to any Person, the sum, as of any date of determination, of the current portion (i.e., such portion as is scheduled to be paid by the obligor thereof within twelve (12) months from the date of determination) of all regularly scheduled amortization payments due on such Person's long-term fully amortizing mortgage Indebtedness (exclusive of balloon payments).

     "Security Instrument" shall mean any mortgage, deed of trust, or deed to secure debt securing any of the Collateral Pool Property(ies), or any pledge, assignment or control agreement securing any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement.

     "Seismic Report" shall mean a report in form and substance satisfactory to Lender, made by an inspector of Lender's choosing, which assesses the earthquake risk of proposed Collateral Pool Properties. Seismic Reports shall be ordered by Lender at Borrower's expense.

     "Seismic Report Fee" shall mean a non-refundable fee equal to Lender's reasonable out-of-pocket costs and expenses incurred in obtaining a seismic report with respect to any real property proposed for addition to the Collateral Pool for which Lender, in its discretion, deems such report necessary.

     "Senior Management" shall mean (i) any Person holding the office of Chief Executive Officer, Chair of the Board, President or Chief Financial Officer of REIT or (ii) any other Person with responsibility for any of the functions typically performed in a corporation by the officers described in clause (i).

     "Servicer" shall mean Financial Federal Savings Bank, or any subsequent independent contractor appointed by Lender, at Lender's sole cost and expense, to administer the Loan and the Loan Documents or otherwise perform certain functions in connection therewith under the terms of a Servicing Agreement. Pursuant to the terms of any Servicing Agreement, Lender may designate Servicer to perform some or all of Lender's obligations under this Agreement, the Revolving Credit Note and the other Loan Documents.

     "Servicing Agreement" shall mean any agreement between Lender and an independent contractor pursuant to which Lender appoints said independent contractor as Servicer under this Agreement, the Revolving Credit Note and the other Loan Documents.

     "Servicing Fee" shall mean an annual fee of seven basis points (.0007).

     "Servicing Fee Payment" shall mean the product of the Servicing Fee times the principal amount of the Borrowing Tranches then outstanding for each applicable Interest Period.

     "Solvent" shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability of such Person after giving effect to any rights of contribution, subrogation or indemnification of such Person.

     "Streamlined Refinancing Program" shall mean Lender's then current program for refinancing a performing loan in its loan portfolio.

     "Sublimits" shall have the meaning assigned to that term in Section 2.6.1.

     "Total Indebtedness" means, as of any date of determination, and in respect of any Person, all outstanding Indebtedness, and shall include, without limitation: (i) such Person's share of the Indebtedness of any partnership or joint venture in which such Person directly or indirectly holds any interest, and (ii) any recourse or contingent obligations, directly or indirectly, of such Person with respect to any Indebtedness of such partnership or joint venture in excess of its proportionate share. Notwithstanding the foregoing, (x) Intra-Company Debt, and (y) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of business in accordance with customary terms and paid within the specified time, shall be excluded from the calculation of "Total Indebtedness" but shall not otherwise be excluded as Indebtedness for any other purpose hereof.

     "Treasury Rate" shall mean the yield rate as of the date which is five (5) Business Days prior to the Expiration Date, on a U.S. Treasury Security with a term of five (5) years and a maturity date most nearly approximating the Maturity Date, as reported in The Wall Street Journal, expressed as a decimal calculated to five (5) digits. In the event no yield is published on the applicable date for such Treasury Security, Lender, in its discretion, shall select the non-callable U.S. Treasury Security maturing in the same year as the Maturity Date with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rate in The Wall Street Journal is discontinued for any reason, Lender shall, in its discretion, select a security with a comparable rate and term to a U.S. Treasury Security with a term of five (5) years and a maturity date most nearly approximating the Maturity Date.

     "Underwriting Materials" shall mean all materials required by Lender pursuant to Lender's then current loan underwriting requirements.

     "Uniform  Commercial  Code" shall have the meaning assigned to that term in
Section 6.1.13.

     "Unused  Facility  Fee" shall  have the  meaning  assigned  to that term in
Section 2.5.3.

     "Valuation" shall have the meaning set forth in Section 2.13.

     "Valuation Caused Decrease" shall have the meaning set forth in Section 2.13.3.

     "Valuation Caused Increase" shall have the meaning set forth in Section 2.13.3.

     "Voting Equity Capital" shall mean securities or partnership interest of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

     1.2. Construction.

     Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents.

          1.2.1. Number; Inclusion.

     References to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or", and "including" has the meaning represented by the phrase "including without limitation";

          1.2.2. Determination.

     References to "determination" of or by Lender shall be deemed to include good-faith estimates by Lender (in the case of quantitative determinations) and good-faith beliefs by Lender (in the case of qualitative determinations) and such determinations shall be conclusive absent manifest error;

          1.2.3.  Lender's  Discretion  and  Consent;   References  to  Lender's

Requirements.

     Whenever Lender is granted the right herein to act in its sole discretion or to grant or withhold consent, such right shall be exercised in good faith, and whenever a reference is made to "Lender's then current requirements", "Lender's then current programs" or the like, such reference shall be deemed to mean such requirements, programs and the like as are then standard in the secondary multifamily mortgage industry, as such standards are generally reflected in the then current version of the Freddie Mac Multifamily Seller/Servicer Guide;

          1.2.4. Documents Taken as a Whole.

     The words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

          1.2.5. Headings.

     The section and other headings contained in this Agreement or such other Loan Document and the Table of Contents preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

          1.2.6. Implied References to this Agreement.

     Article, section,  subsection,  clause, and schedule references are to this
Agreement  unless  otherwise  specified,   and  schedules  attached  hereto  are
incorporated herein by this reference;

          1.2.7. Persons.

     Reference to any Person includes such Person's successors and assigns (but only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be), and reference to a Person in a particular capacity excludes such Person in any other capacity;

          1.2.8. Modifications to Documents.

     Reference to any agreement (including this Agreement and any other Loan Document together with any schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

          1.2.9. From, To and Through.

     Relative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding", and "through" means "through and including"; and

          1.2.10. Conflicts with Other Loan Documents.

     In the event of any conflict between the terms and provisions of this Agreement and any other Loan Document, the terms and provisions of this Agreement shall prevail.

     1.3. Accounting Principles.

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate) and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with any financial covenants set forth herein, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with Borrower's financial statements at that time.

2.   REVOLVING CREDIT FACILITY

     2.1. Revolving Credit Commitment.

     Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, Lender agrees to advance funds to Borrower at any time or from time to time during the term hereof, provided that after giving effect to any particular advance the Loan amount outstanding at any one time shall not exceed the amount which would be permitted to be outstanding under the Sublimits. Within such limits of time and amount and subject to the other provisions of this Agreement, Borrower may borrow, repay and reborrow pursuant to this Section 2.1. All advances under this Agreement constitute a single indebtedness, and all of the Collateral is security for the Revolving Credit Note and for the performance of all of the Obligations.

     2.2. Multi-Asset Entities. Lender acknowledges that Collateral Pool Properties included in and added to the Collateral Pool will not be owned by single-asset, special-purpose entities. Borrower and Borrower's subsidiaries currently own and expect to continue to own assets other than those securing the Loan, and some assets held by Borrower and Borrower's subsidiaries are pledged as collateral for purposes other than the Loan, including for the purpose of securing debt held by other lenders.

     2.3. Term.

          2.3.1. The term of the Loan shall commence on the Closing Date and terminate on the Expiration Date unless otherwise terminated earlier pursuant to the provisions hereof.

          2.3.2. Notwithstanding anything contained herein to the contrary, provided there is no Event of Default, Borrower may make a one time election by written notice served upon Lender no less than sixty (60) days prior to the Maturity Date, to extend the term of the Loan such that it shall terminate on the fifth (5th) anniversary of the Maturity Date; such extension shall be subject to (i) Lender's approval, (ii) implementation of a revised schedule of G-Fees to be determined by Lender in Lender's sole discretion at the time of Borrower's election hereunder, and
               (iii) Borrower's payment of applicable fees charged by Lender pursuant to its then current policies. In the event Borrower shall not accept the revised schedule of G-Fees or pay the applicable fees to be paid pursuant to this Section 2.3.2 on or before the Maturity Date, the Loan shall terminate pursuant to
               Section 2.3.1.

     2.4. Nature of Lender's Obligations with Respect to the Loan.

     Subject to the provisions of this Agreement, the aggregate amount of the Loan outstanding hereunder at any time shall never exceed the amount which would be permitted to be outstanding under the Sublimits. Lender shall have no obligation to make any advance hereunder on or after the Business Day next preceding the Expiration Date. While a Potential Default, Event of Default or Material Adverse Change exists, Lender may refuse to make any additional advances to Borrower.

     2.5. Fees.

          2.5.1. Fees Paid Prior to the Closing Date.

     Lender  acknowledges  that,  in addition to  Borrower's  obligations  under
Section 5.1.6, Borrower has paid to Lender, as consideration for Lender's costs in underwriting the transaction contemplated hereby, a Mortgage Review Fee and a Seismic Report Fee, if and as applicable, for each property described at
Schedule 1.1(A) and proposed by Borrower to be included in the Collateral Pool on the Closing Date. The Seismic Report will be ordered by Lender at Borrower's expense.

          2.5.2. Fees Due on the Closing Date.

     Borrower shall pay to Lender (i) a non-refundable transaction fee in the amount of Four Hundred Thousand and NO/100 Dollars ($400,000.00) which shall be due on the Closing Date as further consideration for Lender's cost in underwriting the Commitment, and (ii) a non-refundable transaction fee of Two Hundred Fifty Thousand and NO/100 Dollars ($250,000.00) in the aggregate, of which One Hundred Twenty-Five Thousand and NO/100 Dollars ($125,000.00) shall be paid on the Closing Date, and the balance of which shall be paid upon each addition of a property to the Collateral Pool pursuant to the terms and conditions of Section 2.10, at a rate equal to the product of twenty-five basis points (.0025) times seventy percent (70%) of the Initial Market Value of each such property, provided that in the event Borrower has not paid the balance of the transaction fee referenced in (ii) above prior to the first anniversary of the Closing Date, the unpaid portion such balance shall be paid to Lender in full on the first anniversary of the Closing Date.

          2.5.3. Unused Facility Fee.

     Borrower agrees to pay to Lender, as consideration for Lender's Commitment hereunder, a nonrefundable unused facility fee (the "Unused Facility Fee") equal to fifteen basis points (.0015) per annum (computed on the basis of a year of three hundred and sixty (360) days and actual days elapsed) on the average daily difference between the amount of (i) the Commitment and (ii) the outstanding principal amount of the Loan. Except as otherwise provided pursuant to Section 2.14, with respect to liquidated Unused Facility Fees, all Unused Facility Fees shall be payable monthly in arrears on each Payment Date and shall be set forth on the applicable Monthly Payment Statement. Unused Facility Fee payments which cover less than one (1) month shall be prorated based on the actual number of days elapsed. Any accrued but unpaid Unused Facility Fees shall also be due and payable on the Expiration Date. Notwithstanding anything in the foregoing to the contrary, the Unused Facility Fee shall begin to accrue only from and after the date which is six (6) months after the Closing Date.

          2.5.4. Minimum Usage Fee.

     Accruing from the Closing Date until the Expiration Date, Borrower agrees to pay to Lender, to the extent the Deemed Minimum Loan Amount exceeds the actual average annual Loan amount outstanding during the applicable computation period, as further consideration for Lender's commitment hereunder, a nonrefundable minimum usage fee (the "Minimum Usage Fee") equal to the product obtained by multiplying (i) such excess times (ii) the lowest G-Fee plus the Servicing Fee. The Minimum Usage Fee shall be computed for each calendar year, or part thereof, during the term of this Agreement and shall be payable, if at all, in arrears on the Payment Date scheduled for January of each year of the term hereof, provided that any Minimum Usage Fee due in the year in which the Expiration Date falls shall be due and payable on the Expiration Date. Upon termination or acceleration of the Loan as provided herein, Borrower shall pay the liquidated Minimum Usage Fee computed in accordance with Section 2.14.2. Minimum Usage Fee payments which cover a period of less than one (1) calendar year shall be prorated based on the actual number of days elapsed.

          2.5.5. Minimum Servicing Fee.

     Accruing from the Closing Date until the Expiration Date, Borrower agrees to pay to Servicer a nonrefundable minimum servicing fee (the "Minimum Servicing Fee") equal to the product obtained by (i) an assumed Borrowing Tranche in an amount equal to the Deemed Minimum Loan Amount times (ii) the Servicing Fee, provided that the Minimum Servicing Fee shall be due and payable only if, and to the extent that, the foregoing calculation results in an amount which is greater than the Servicing Fee Payment actually paid by Borrower for all Borrowing Tranches outstanding during the same computation period. The Minimum Servicing Fee shall be computed for each calendar year, or part thereof, during the term of this Agreement and shall be payable, if at all, in arrears on the Payment Date scheduled for January of each year of the term hereof, provided that any Minimum Servicing Fee due in the year in which the Expiration Date falls shall be due and payable on the Expiration Date. Upon termination or acceleration of the Loan as provided herein, Borrower shall pay the liquidated Minimum Servicing Fee computed in accordance with Section 2.14.2. Minimum Servicing Fee payments which cover a period of less than one (1) calendar year shall be prorated based on the actual number of days elapsed. Notwithstanding the characterization assigned to the payments under this Section 2.5.5, such payment obligation shall be deemed interest payable under the Agreement for the purpose of calculating the Facility Debt Service.

     2.6. Loan Requests.

     Except as otherwise provided herein, Borrower may from time to time prior to the Expiration Date request Lender to make an advance to the extent of the Maximum Facility Available less the Loan, by delivering to Lender via facsimile, a request therefor (a "Loan Request") fully completed, authorized and executed by Servicer and an Authorized Officer of Borrower, all in the form attached hereto as Schedule 2.6. Borrower may at any one time submit one (1) or more Loan Requests; each Loan Request shall specify the items set forth on Schedule 2.6, including, but not limited to, (i) the proposed Borrowing Date (which Borrowing Date shall be in accordance with the requirements of Section 2.7); (ii) the amount of the proposed Borrowing Tranche, which shall each not be less than Three Million Dollars and NO/100 Dollars ($3,000,000.00) unless otherwise approved by Lender in its sole discretion; and (iii) in the case of a Loan Request for a Base Rate Borrowing Tranche, (a) the Interest Period for purposes of determining the Reference BillsSM Rate (or such alternative index as may be selected by Lender in accordance with the provisions of Section 3.4); and (b) the Base Rate, including the Reference BillsSM Rate (or such alternative index as may be selected by Lender in accordance with the provisions of Section 3.4) and Margin that comprise such Base Rate.

          2.6.1. Sublimits.

     Notwithstanding anything to the contrary set forth herein, Borrower may borrow hereunder only to the extent that after giving effect to such borrowing (collectively, the "Sublimits"):

               2.6.1.1. the Loan to Value Ratio shall not exceed seventy percent
                    (70%) (the "Maximum Loan to Value Ratio");

               2.6.1.2. the Facility  Debt Service  Coverage  Ratio shall not be less than 1.40 : 1.00.

               2.6.1.3. the number of Borrowing  Tranches  outstanding shall not exceed ten (10);

               2.6.1.4. the Loan shall not exceed the Commitment; and

               2.6.1.5.  one or  more  Qualifying  Rate  Cap  Agreements  and/or
                    Qualifying Rate Swap Agreements shall be maintained with (i) an aggregate notional amount equal to the Required Hedge Amount and (ii) a Hedged Debt Service Coverage Ratio of no less than 1.40:1.00.

     Notwithstanding the foregoing, in the event Borrower shall fail to comply with any of the Sublimits described in Section 2.6.1.1, Section 2.6.1.2 or
Section 2.6.1.5, at any time prior to the Expiration Date, Borrower shall be entitled to renew or consolidate (but not increase the outstanding principal amount of) such existing outstanding Borrowing Tranches or convert the Prime Rate Borrowing Tranche (if then outstanding) to a Base Rate Borrowing Tranche, in each instance, with an Interest Period of thirty (30) days, provided that,
(i) as of the date of such renewal or consolidation (a) no Event of Default or Material Adverse Change, other than Borrower's failure to comply with Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 shall then exist, (b) Borrower's failure to comply with Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 shall have been for a period of less than ninety (90) days, and (c) Borrower is otherwise in full compliance with all other terms and conditions of the Loan Documents and (ii) throughout the period of Borrower's non-compliance with
Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 Borrower shall comply with the provisions of Section 4.5. Borrower may assure compliance with Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 pursuant to the provisions of
Section 4.3. Notwithstanding the foregoing, Borrower shall not be permitted to convert a Base Rate Borrowing Tranche to the Prime Rate Borrowing Tranche during any period of non-compliance with the provisions of Section 2.6.1.1, Section
2.6.1.2 or Section 2.6.1.5.

     2.7. The Loan.

     After receipt by Lender of a Loan Request pursuant to Section 2.6, and subject to the Sublimits of Section 2.6.1 and the provisions of Section 5.2, Lender, relying on the truth and accuracy of the matters set forth in the Loan Request (but without any obligation to inquire into the truth and accuracy of such matters), shall fund the amount requested in such Loan Request to Borrower in U.S. Dollars and immediately available funds on the Borrowing Date. The Borrowing Date shall be the Business Day set forth in the Loan Request, provided that such date is at least two (2) but not more than five (5) Business Days after the date of the Loan Request. Lender shall fund the amounts requested in any Loan Request by 3:00 p.m. Eastern Time on the Borrowing Date.

     2.8. Revolving Credit Note.

     The obligation of Borrower to repay the aggregate unpaid principal amount of the Loan, together with interest thereon, shall be evidenced by the Revolving Credit Note dated the Closing Date payable to the order of Lender in a face amount equal to the Commitment.

     2.9. Use of Proceeds.

     The proceeds of the Loan may be used for any lawful purpose and as set forth in Borrower's organizational documents.

     2.10. Additions to the Collateral Pool.

          2.10.1. Procedure for Proposing a Real Property Addition to the Collateral Pool.

     Borrower or Proposed Borrower, as the case may be, may propose to add one or more multi-family real properties to the Collateral Pool by delivering to Lender (i) a written proposal for addition of the proposed real property(ies),
(ii) a Mortgage Review Fee for each proposed real property, (iii) a Seismic Report Fee, if and as applicable, for each proposed real property and (iv) the Underwriting Materials with respect to the proposed real property(ies) and with respect to Proposed Borrower, if applicable, provided that, no more than two (2) such proposals shall be submitted to Lender in any one (1) Month. Upon Lender's receipt of the Mortgage Review Fee, the Seismic Report Fee, if and as applicable, and all Underwriting Materials, Lender shall notify Borrower or Proposed Borrower of the same. The determination of whether Borrower or Proposed Borrower has provided Lender with all Underwriting Materials shall be in Lender's discretion. For purposes of this Section 2.10, Borrower or Proposed Borrower may submit a multi-family real property for addition to the Collateral Pool, if Borrower or Proposed Borrower has a contract to purchase such real property, provided that Borrower or Proposed Borrower consummates the purchase of such real property on or before the date such real property is proposed to be added to the Collateral Pool. Both the Mortgage Review Fee and the Seismic Report Fee, if any, shall be deemed earned upon delivery thereof, whether or not Lender approves or disapproves such real property for addition hereunder. Borrower shall pay all reasonable costs and expenses that Lender and Servicer incur in connection with any such proposal to add a real property to the Collateral Pool, including, but not limited to, reasonable attorney's fees and any reasonable costs and expenses incurred with respect to third party reports, whether or not Lender approves or disapproves such real property for addition hereunder.

          2.10.2. Procedure for Adding a Real Property to the Collateral Pool.

               2.10.2.1.  With respect to any  multi-family  real  property that
                    Borrower or Proposed Borrower, as the case may be, proposes for addition to the Collateral Pool, Lender shall employ a procedure similar to its early rate lock underwriting procedures, to provide for a preliminary review and nonbinding indication of the preliminary loan amount and interest rate. Thereafter, within fifty (50) days of the date on which Lender notifies Borrower or Proposed Borrower that it has received all Underwriting Materials, Lender shall use its best efforts to accept or reject in writing the proposed real property on the basis of whether such proposed real property meets Lender's then current requirements for addition to the Collateral Pool, and in the event that Lender accepts the proposed real property for addition to the Collateral Pool, Lender shall use its best efforts to add such real property in the Collateral Pool within twenty (20) days of the date of such acceptance, subject to Borrower's or Proposed Borrower's timely performance of all obligations listed under Section
                    2.10.2.2. Each property must pass Lender's own assessment of earthquake risk to be included in the Collateral Pool. Notwithstanding anything contained herein to the contrary, no real property shall be submitted for addition which (i) will yield an Additional Collateral Facility (to be determined by Lender in accordance with its underwriting policies and procedures, utilizing a capitalization of net operating income to determine value) of less than Three Million and NO/100 Dollars ($3,000,000.00) or (ii) is not fully stabilized. The failure of Lender to respond to Borrower's or Proposed Borrower's request within such fifty
                    (50) day period shall be deemed a rejection by Lender of the proposal to add the real property to the Collateral Pool. If Lender provide(s) the reason(s) for such rejection, Borrower or Proposed Borrower shall have forty-five (45) days to cure or otherwise resolve to the satisfaction of Lender, the objections of Lender to such proposed real property (Lender, in its sole discretion, may require that Borrower provide within such forty-five (45) day cure period necessary updates of any or all of the Underwriting Materials). If Borrower or Proposed Borrower does not satisfy Lender's objections, then such proposal shall be deemed terminated (unless Lender, in its sole discretion shall opt to extend such forty-five (45) day cure period) provided that, any such termination shall not prevent Borrower or Proposed Borrower from subsequently resubmitting a real property (together with a Mortgage Review Fee, a Seismic Report Fee, if and as applicable, and the Underwriting Materials) for addition to the Collateral Pool. Notwithstanding anything contained in the foregoing to the contrary, under no circumstances shall the addition of any real property increase the amount of the Commitment.

               2.10.2.2.  Upon the date of  acceptance  by Lender under  Section
                    2.10.2.1 of a multi-family real property submitted for addition to the Collateral Pool (such acceptance to be in writing, together with Lender's determination of the Initial Market Value of such real property and the Net Operating Income of such property), whether following the initial proposal of such real property or after satisfying any objections of Lender, such real property shall be added to the Collateral Pool, provided that, prior to such addition (or in the instance of the documents required under item
                    (iii)(b) below, as soon as practicable after such addition), Borrower or Proposed Borrower shall (i) pay the Addition Fee pursuant to Section 2.10.3, (ii) pay all reasonable costs and expenses that Lender or Servicer incur in connection with the inclusion of such real property, including, but not limited to, reasonable attorney's fees, and (iii) submit the following to Lender: (a) all Collateral Pool Property
                    Documents requested by Lender, fully executed and where appropriate duly acknowledged and filed of record in the appropriate official public records, (b) copies of all filing receipts and acknowledgements issued by any governmental authority evidencing any recordation or filing necessary to perfect Lender's Lien on the subject real property or other evidence satisfactory to Lender of such recordation and filing of the applicable Security
                    Instrument, (c) evidence satisfactory to Lender that, subject to the Permitted Exceptions, (1) in the case of personal property, the Lien constitutes a first priority security interest in favor of Lender and, (2) in the case of real property, the Security Instrument constitutes a valid and perfected first priority Lien in favor of Lender (such evidence to be in the form of a title insurance policy acceptable to Lender in both form and substance), and (d) an opinion of counsel acceptable to Lender and (iv) in the case of a Proposed Borrower, such Proposed Borrower shall execute
                    (a) an allonge to the Revolving Credit Note and (b) a joinder agreement, both of which shall be in form and substance satisfactory to Lender in its sole discretion. If Borrower or Proposed Borrower fails to perform any of the acts, where applicable, or to submit any of the documents and evidence listed under (i), (ii), (iii) and (iv) above together with any and all updates to the Underwriting Materials reasonably requested by Lender within forty-five
                    (45) days of the date of Lender's acceptance, Lender may at its option reject the proposed real estate property and terminate such proposal. In the event that Borrower or Proposed Borrower performs all of the acts and submits all of the documents and evidence listed in (i), (ii), (iii) and
                    (iv) above within forty-five (45) days of the date of Lender's acceptance, the proposed real estate property shall be added to the Collateral Pool.

          2.10.3. Addition Fee.

     In addition to other fees due and payable hereunder, including without limitation, fees due pursuant to Section 2.5.2, Borrower shall pay a fee (the "Addition Fee") equal to ten basis points (.0010) times the product of (i) the Market Value of the property added to the Collateral Pool in accordance with this Section 2.10 and (ii) the Maximum Loan to Value Ratio, provided that (a) no such fee shall be payable in connection with an addition until such time as the Deemed Maximum Facility Available exceeds the Commitment and (b) at such time as the Deemed Maximum Facility Available exceeds the Commitment, the Market Value described in (i) above shall equal the Market Value of the property being added to the Collateral Pool less any portion of such value necessary to cause the Deemed Maximum Facility Available to equal the Commitment.

     2.11. Release of Collateral.

     Lender shall, upon thirty (30) days advance written notice, release the Liens granted hereunder with respect to a Collateral Pool Property or Properties which constitute(s) less than all Collateral Pool Properties, provided that (i) prior to such release Borrower shall pay Lender Ten Thousand Dollars and NO/100 ($10,000.00) per property, and Borrower shall pay Lender and Servicer all actual, reasonable out-of-pocket costs and expenses that Lender or Servicer incur in connection with such release, including, but not limited to, reasonable attorneys' fees, (ii) at the time of the request for such release, no Event of Default or Potential Default shall exist, and (iii) after giving effect to such release, no Event of Default or Potential Default shall exist, and Borrower shall be in compliance with all provisions hereof, provided, however, that if such release would otherwise cause Borrower to be in non-compliance with the Sublimits set forth in Section 2.6.1, Borrower shall have the opportunity to cure the same prior to or simultaneously with such release by either (a) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements), or (b) prepaying so much of the Loan as is necessary to cause compliance with the Sublimits, each in accordance with the provisions of Section 4.3. Notwithstanding such thirty (30) day time period to obtain a release, Lender shall upon five (5) Business Days notice provide a "payoff letter" stating the amount necessary to obtain a release so as to effectuate a sale or refinance of the subject Collateral Pool Property. Upon the release of a Lien on a Collateral Pool Property, if the owner of such Collateral Pool Property owns no other Collateral Pool Properties, such owner may be released from its obligations under the Loan Documents in Lender's sole discretion. Notwithstanding the foregoing, under no circumstances may Borrower receive a release of the Security Instrument with respect to the last property in the Collateral Pool prior to the Maturity Date, unless this Agreement shall have been terminated pursuant to Section 2.14 hereunder.

     2.12. .Payment of the Loan Balance Without Termination.

     Borrower shall have the right to repay the outstanding principal balance of the Loan (subject to any Prepayment Fee due hereunder) without any release of any Lien, and subsequently reborrow hereunder, provided that Borrower is at such time and thereafter remains in compliance with the provisions of this Agreement, including, without limitation, the obligations to pay all fees due and payable hereunder.

     2.13. Valuations.

          2.13.1. Timing and Procedure of Valuation.

     In addition to any other provisions requiring valuations hereunder, Lender shall perform, in accordance with its then current underwriting policies, practices and procedures consistently applied (utilizing a capitalization of net operating income to determine value), and at no cost to Borrower, an annual valuation (the "Valuation") to determine the then Market Value of each of the Collateral Pool Properties as of January 1st of such year, which Valuation shall be performed on or before September 1 of each calendar year during the term of this Agreement, commencing on or about September 1, 2005. In connection with such Valuation, Borrower shall deliver to Servicer within the first forty-five
(45) days of the applicable calendar year, a current rent roll and a twelve (12) month operating statement with respect to each Collateral Pool Property and such additional information as Borrower reasonably deems to be relevant to the Market Value of the Collateral Pool Properties. Any operating statement required hereunder shall relate to the operations of the applicable Collateral Pool Property during the preceding calendar year. In addition to the Valuation, Lender shall perform a re-valuation of any Collateral Pool Property(ies) upon Borrower's written request therefore, provided that (i) Borrower may not request that Lender perform a re-valuation of any Collateral Property more often than one (1) time in any calendar year, and (ii) such request shall be accompanied by
(a) a fee equal to the greater of (1) the product of Five Hundred and NO/100 Dollars ($500.00) times the number of Collateral Pool Properties with respect to which Borrower has requested such re-valuation or (2) Three Thousand and NO/100 Dollars ($3,000.00), (b) a current rent roll and a trailing twelve (12) month operating statement with respect to each Collateral Pool Property for which Borrower has requested a re-valuation, and (c) such additional information as Borrower reasonably deems to be relevant to the Market Value of each Collateral Pool Property for which Borrower has requested a re-valuation. Each such rent roll and operating statement shall be in such form and contain such detail as Lender may reasonably require; without limiting the foregoing, Lender may require that any such rent rolls and operating statements shall be certified by an Authorized Officer and/or audited by an independent accountant acceptable to Lender, provided, Lender shall not require audited rent rolls or operating statements more than once in any twelve (12) month period, except if an Event of Default or Potential Default has occurred and is continuing.

          2.13.2. Valuations that Disclose a Decrease in Market Value.

     If any Valuation discloses that the Market Value of the Collateral Pool Properties has decreased below the then current Market Value thereof, the Maximum Facility Available shall be adjusted in accordance with the provisions hereof and in the event such decrease in Market Value shall cause Borrower to be in non-compliance with the Sublimits set forth in Section 2.6.1, Borrower shall within ninety (90) days of notice from Lender of such decrease, cure the same by bringing the Loan into compliance with the Sublimits by either (i) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements), or (ii) prepaying so much of the Loan as is necessary to cause compliance with the Sublimits, each in accordance with the provisions of Section 4.3.

          2.13.3. Valuations that Disclose an Increase in Market Value.

     If any Valuation(s) pursuant to Section 2.13.2 previously resulted in a decrease in the Market Value of the Collateral Pool Properties in the aggregate (each such decrease the "Valuation Caused Decrease"), and thereafter a Valuation discloses that the Market Value of the Collateral Pool Properties in the aggregate has increased over the then current Market Value of the Collateral Pool Properties in the aggregate, then (i) the Market Value of the Collateral Pool Properties shall be deemed to have increased (the "Valuation Caused
Increase") to the extent of the Valuation Caused Decrease, and (ii) the Valuation Caused Decrease shall simultaneously be deemed reduced (but not below zero) by an amount equal to the Valuation Caused Increase.

     2.14. Termination.

          2.14.1. Termination Rights.

     Borrower and Lender shall have the rights to terminate this Agreement or to accelerate the Loan, as applicable, as set forth in this Section 2.14.

               2.14.1.1. Borrower's Right to Terminate.

     Borrower shall have the right to terminate this Agreement and the parties' obligations under the Loan Documents provided that (a) Borrower delivers to Lender thirty (30) days advance written notice of its irrevocable election to terminate specifying the Expiration Date, (b) Borrower has provided each counterparty with all necessary notice under each Qualifying Rate Swap Agreement to terminate each Qualifying Rate Swap Agreement as of the Expiration Date and the Borrower has deposited with the Lender for payment to the counterparty of each Qualifying Rate Swap Agreement, any payments due under the Qualifying Rate Swap Agreement and all Hedge Fees (as defined below) and (c) Borrower repays all accrued interest on, and principal with respect to, the Loan in full, and performs all Obligations under this Agreement, the Revolving Credit Note and the other Loan Documents, including, but not limited to, Borrower's obligation (except as provided in Section 3.4.3) to pay (i) the Prepayment Fee, if any, and
(ii) the liquidated Unused Facility Fee, Minimum Usage Fee, and Minimum Servicing Fee, all as specified in Section 2.14.2. In the event that Borrower shall comply with the foregoing requirements, Lender shall release the Liens granted hereunder on the Expiration Date in accordance with Section 2.11. Without limiting any other provision contained herein to the contrary, in the event Borrower shall revoke any such request to terminate this Agreement and its obligations hereunder, Borrower shall pay all costs and expenses incurred by Lender and Servicer in connection with such revocation.

               2.14.1.2. Lender's Right to Accelerate.

     Lender shall have the right to accelerate the Loan (a) upon an Event of Default that remains uncured by Borrower beyond the expiration of any applicable cure period under this Agreement, the Note, or any other of the Loan Documents or (b) pursuant to the provisions of Section 7.3.1.11 (upon the change in Senior Management of REIT). In the event of acceleration pursuant to this Section 2.14.1.2, Lender shall be entitled to collect certain fees pursuant to Section 2.14.2.

          2.14.2. Fees Due Upon Early Termination.

               2.14.2.1.  In  the  event  (i)  Borrower  shall   terminate  this
                    Agreement and the parties' obligations under the Loan Documents pursuant to the provisions of Section 2.14.1.1 (other than a termination pursuant to Section 3.4.3), or
                    (ii) Lender shall accelerate the Loan pursuant to the provisions of subsection (a) of Section 2.14.1.2, Borrower shall pay:

               (i) a Prepayment Fee with respect to each outstanding Base Rate Borrowing Tranche calculated in accordance with Section 4.4,

               (ii) a liquidated  Unused  Facility Fee to be  calculated  as the product of fifteen basis points (.0015) per annum times the Maximum Facility Available, assuming the Maximum Facility Available to be an amount equal to seventy-five percent (75%) of the Commitment, as if this Agreement had not terminated or accelerated, for each Month which will elapse from the Month in which such termination or acceleration occurs through and including the Month of the Maturity Date, such liquidated Unused Facility Fee to be discounted to net present value at a discount rate equal to the Treasury Rate,

               (iii)a  liquidated  Minimum  Usage  Fee to be  calculated  as the product of the lowest G-Fee charged hereunder times a Borrowing Tranche to be assumed in an amount equal to the Deemed Minimum Loan Amount, as if this Agreement had not terminated or accelerated, for each Month which will elapse from the Month in which such termination or acceleration occurs through and including the Month of the Maturity Date, such liquidated Minimum Usage Fee to be discounted to net present value at a discount rate equal to the Treasury Rate, together with all accrued Minimum Usage Fees payable as of the date of such termination or acceleration,

               (iv) a liquidated  Minimum  Servicing Fee to be calculated as the product of the Servicing Fee times a Borrowing Tranche to be assumed in an amount equal to the Deemed Minimum Loan Amount, as if this Agreement had not terminated or accelerated, for each Month which will elapse from the Month in which such termination or acceleration occurs through and including the Month of the Maturity Date, such liquidated Minimum Servicing Fee to be discounted to net present value at a discount rate equal to the Treasury Rate, together with all accrued Minimum Servicing Fees payable as of the date of such termination or acceleration; and

               (v) any and all fees, including but not limited to, any termination fee or fee due upon termination, costs and expenses payable under or with respect to any Rate Swap Agreement (collectively, "Hedge Fees").

               2.14.2.2.   Notwithstanding  anything  contained  herein  to  the
                    contrary, in the event Lender shall accelerate the Loan pursuant to subsection (b) of Section 2.14.1.2, Borrower shall pay a Prepayment Fee with respect to each outstanding Base Rate Borrowing Tranche calculated in accordance with
                    Section 4.4.

     2.15.Material Adverse Change to Borrower or a Collateral Pool Property.

     If (i) Borrower or a Collateral Pool Property experiences a Material Adverse Change or (ii) a Material Adverse Change occurs with respect to this Agreement or any of the other Loan Documents taken as a whole, Borrower shall promptly notify Lender of the same in writing as soon as Borrower has notice thereof. If Lender shall receive notice of a Material Adverse Change in accordance with the preceding sentence, or otherwise becomes aware of a Material Adverse Change, which Material Adverse Change affects a Collateral Pool Property, Lender shall promptly conduct a Valuation of the affected Collateral Pool Property pursuant to Section 2.13 (or, to the extent Borrower agrees to pay a fee of $4,000.00 per property, a Valuation of all Collateral Pool Properties). Until such time as such Valuation(s) shall be completed, the Collateral Pool Property which experienced the Material Adverse Change, or which is owned by a Borrower that experienced a Material Adverse Change, shall be deemed (but only for the purposes of determining whether any new borrowing request satisfies all of the Sublimits set forth in Section 2.6.1) to have a Market Value equal to a value to be reasonably determined and quantified by Lender upon the information then available to Lender. Lender shall promptly provide Borrower with written notice of the results of such Valuation(s). If the results of such Valuation disclose that the Market Value of the affected Collateral Pool Property (or the Market Value of the Collateral Pool Properties in the aggregate, as the case may
be) has decreased, then the Market Value shall thereafter be deemed to be the amount shown in such Valuation(s). In the event that such Valuation(s) hereunder shall cause Borrower to be in non-compliance with the Sublimits set forth in
Section 2.6.1, Borrower shall, within fifteen (15) days of the notice of such valuation, cure the same by bringing the Loan into compliance with the Sublimits by either (i) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements), or (ii) prepaying so much of the Loan as is necessary to cause compliance with the Sublimits, each in accordance with the provisions of Section 4.3 (except as otherwise specified in Section 4.3.2.3). If Lender shall receive notice of a Material Adverse Change from Borrower hereunder, or otherwise becomes aware of a Material Adverse Change which affects Borrower, any guarantor or the enforceability of this Agreement or the other Loan Documents taken as a whole, Borrower shall immediately provide any information or documents reasonably requested by Lender, including, but not limited to, (a) with respect to a Material Adverse Change which affects Borrower, financial statements and Borrower's business plan to cure such Material Adverse Change, or (b) with respect to a Material Adverse Change which affects the enforceability of this Agreement or the other Loan Documents taken as a whole, replacement documents in form and substance acceptable to Lender in its discretion, together with a legal opinion regarding the enforceability of such replacement documents, acceptable to Lender in its discretion; provided however, that Borrower shall not be required to take any action that has the effect of (i) changing the material economic or other business terms of this Agreement, the Revolving Credit Note, or any other Loan Document or (ii) imposing on Borrower greater liability or obligation than that set forth in this Agreement, the Revolving Credit Note or any other Loan Document. If Borrower would otherwise be required to change the material economic or other business terms of this Agreement, the Revolving Credit Note, or any other Loan Document, or undertake greater liability or obligation than set forth in this Agreement, the Revolving Credit Note, or any other Loan Document to cure a Material Adverse Change, Borrower may instead elect to terminate this Agreement, and the parties' obligations under the Loan Documents, and upon repayment of the Loan in full, Borrower shall have no further obligation hereunder, including any obligation to pay any Prepayment Fee, or liquidated Unused Facility Fee, Unused Minimum Usage Fee, or Minimum Servicing Fee otherwise payable hereunder. In addition, in the event Borrower shall so elect to terminate this Agreement, Borrower shall provide each counterparty with all necessary notice under each Qualifying Rate Swap Agreement to terminate each Qualifying Rate Swap Agreement as of the date of repayment in full of the Loan and the Borrower shall deposit with the Lender for payment to the counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees.

     2.16. Release of Collateral Followed by a Permanent Loan.

          2.16.1. Permanent Loan.

     Borrower may request that Lender cause Servicer to make a permanent loan (the "Permanent Loan") to be secured by one or more Collateral Pool Properties designated by Borrower (the "Permanent Loan Collateral") to be simultaneously released from the Collateral Pool and encumbered in favor of Servicer as security for Borrower's obligations under the Permanent Loan, which request shall be made in accordance with the provisions of Section 2.16.2. The Permanent Loan shall be made in accordance with the terms and conditions of the Streamlined Refinancing Program. Notwithstanding the foregoing, under no circumstances may Borrower receive a release of the Security Instrument with respect to the last property in the Collateral Pool prior to the Maturity Date, unless Borrower has elected to terminate this Agreement under Section 2.14 hereunder.

          2.16.2. Procedure for Making a Permanent Loan.

     Borrower may request that Lender cause Servicer to make a Permanent Loan to Borrower, which request (i) shall be in writing, which writing shall specify (a) the Collateral Pool Property(ies) that will constitute the Permanent Loan Collateral, (b) the original principal amount of the requested Permanent Loan, which amount shall be greater than or equal to Five Million and NO/100 Dollars ($5,000,000.00), (c) the related reduction in the Maximum Facility Available,
(d) whether Borrower has selected Lender's then current early rate lock delivery option, and (e) any payment or prepayment of a Borrowing Tranche, and (ii) shall be accompanied by (a) any fees then due and owing under Lender's Streamlined Refinancing Program for each Collateral Pool Property proposed by Borrower to be subject to the Permanent Loan, and (b) the Underwriting Materials. Following receipt of all of the items specified in (i) and (ii) of the previous sentence, Lender shall employ a procedure similar to its early rate lock underwriting procedure, to provide for preliminary review and nonbinding indication of the preliminary loan amount and interest rate. Thereafter, Lender shall use best efforts to consent to Borrower's request within sixty (60) days of such notice, provided that (1) at the time of such request no Event of Default or Potential Default exists, (2) the Permanent Loan shall be made in accordance with the terms and conditions of the Streamlined Refinancing Program, (3) after giving effect to such release no Event of Default or Potential Default shall exist and Borrower will be in compliance with all provisions hereof, including the Sublimits set forth in Section 2.6.1, further provided that if any release occasioned by a Permanent Loan would otherwise cause Borrower to be in non-compliance with the Sublimits, Borrower shall have the opportunity to cure the same, prior to or simultaneously with the release and the consummation of the Permanent Loan (which shall occur pursuant to the Streamlined Refinancing Program), by either (A) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements), or (B) prepaying so much of the Loan as is necessary to cause compliance with the Sublimits, each in accordance with the provisions of Section 4.3, (4)
Borrower shall provide evidence to Lender of title insurance in form and substance acceptable to Lender and in the face amount of the Permanent Loan, (5) the proposed Borrower under the Permanent Loan shall execute and deliver such documents as Lender, in its discretion, may request in order to evidence the making of the Permanent Loan and in order to grant Lender a first priority Lien on the real and personal property constituting the Permanent Loan Collateral subject, in each case, to any Permitted Exceptions, and (6) Borrower shall pay Lender any fees then due and owing under Lender's Streamlined Refinancing Program. Thereafter, Lender shall use best efforts to consummate the Permanent Loan within thirty (30) days of the granting of Lender's consent hereunder. Notwithstanding the foregoing, in the event that Borrower selects Lender's then current early rate lock delivery option, Lender shall use best efforts, subject to Borrower's timely compliance with Lender's requests, to lock the interest rate for the requested Permanent Loan within seven (7) Business Days of Borrower's notice hereunder. Any Permanent Loan granted pursuant to the foregoing provisions shall not reduce the Commitment hereunder. Simultaneous with the closing of the Permanent Loan, Lender shall release the Lien granted hereunder on the Permanent Loan Collateral.

3.   INTEREST RATES

     3.1. Interest Rate.

     The interest rate on each Borrowing Tranche shall be either the Prime Rate or the Base Rate, as specified in the Loan Request. Interest rates under this Credit Agreement and the Revolving Credit Note shall be computed on the basis of a year of three hundred and sixty (360) days and actual days elapsed.

     3.2. Interest Rate Determinations.

     The initial Prime Rate applicable to any Borrowing Tranche hereunder shall equal the Prime Rate as of the Borrowing Date. The Prime Rate shall thereafter fluctuate in accordance with any changes to the Prime Rate as published from time to time during the term of the Prime Rate Borrowing Tranche. The Base Rate applicable to any Base Rate Borrowing Tranche hereunder shall, subject to the provisions set forth below, equal the Base Rate set forth in the Loan Request, which shall be equal to the Base Rate as such rate exists on the date of the Loan Request. In the event that the Base Rate determined on the Borrowing Date is more than twenty-five basis points (.0025) higher or lower than the Base Rate set forth in the Loan Request, the Base Rate shall be equal to the Reference BillsSM Rate (or such alternative index as may be selected by Lender in accordance with the provisions of Section 3.4) plus the Margin, as each exists on the Borrowing Date. Thereafter, the portion of the Base Rate attributable to the Reference BillsSM Rate (or such alternative index as may be selected by Lender in accordance with the provisions of Section 3.4) for any Borrowing
Tranche shall be redetermined as of each renewal of such Borrowing Tranche pursuant to Section 3.3.3. The portion of the Margin attributable to the G-Fee shall be determined at the time of the Loan Request or Renewal Request and shall equal sixty-two basis points (.0062) for thirty (30) day or ninety (90) day Borrowing Tranches and sixty-nine basis points (.0069) for one hundred eighty
(180) day or three hundred sixty (360) day Borrowing Tranches.

     3.3. Interest Periods.

     Upon each Loan Request for a new Base Rate funding, and upon each Renewal Request applicable to a Base Rate Borrowing Tranche (including, but not limited to, a Renewal Request pursuant to which Borrower shall convert all or a portion of the Prime Rate Borrowing Tranche to a Base Rate Borrowing Tranche), Borrower shall notify Lender of the period (the "Interest Period") (which may only be (i) a thirty (30) day, ninety (90) day, one hundred and eighty (180) day or three hundred and sixty (360) day period) for which the Reference BillsSM Rate or LIBO Rate, as the case may be, shall be determined.

          3.3.1. Interest Period to End on a Business Day.

     If the last day of any Interest Period is not a Business Day, the Interest Period shall be deemed to mature on the Business Day immediately following such date.

          3.3.2. No Interest Periods Beyond the Expiration Date.

     Borrower shall not select or renew an Interest Period for any Base Rate Borrowing Tranche that would end after the Expiration Date. If at the time of any such selection or renewal the period of time remaining prior to the Expiration Date is less than thirty (30) days then such Borrowing Tranche shall bear interest at the Prime Rate. No Prime Rate Borrowing Tranche may remain outstanding in excess of thirty (30) days at any one time.

          3.3.3. Renewals.

     In the case of a redetermination of an Interest Period at the end of an Interest Period, for purposes of calculating interest due under the applicable Borrowing Tranche the first day of the new Interest Period shall be the first Business Day immediately following the last day of the preceding Interest Period (such date, the "Renewal Date"). For each Base Rate Borrowing Tranche, if no new Interest Period is specified within two (2) Business Days prior to the last day of such Interest Period, by delivery to Lender via facsimile of a fully completed, authorized and executed request therefor (a "Renewal Request") in the form attached hereto as Schedule 3.3.3, the Borrowing Tranche shall be renewed for an Interest Period of thirty (30) days at the Base Rate then applicable to a Borrowing Tranche disbursed on the applicable Renewal Date having a thirty (30) day Interest Period. Borrower may convert a Prime Rate Borrowing Tranche to a Base Rate Borrowing Tranche or a Base Rate Borrowing Tranche to a Prime Rate Borrowing Tranche by delivering to Lender via facsimile, a fully completed, authorized and executed Renewal Request in the form attached hereto as Schedule
3.3.3. Notwithstanding anything contained herein to the contrary, (i) no Borrowing Tranche may be renewed with a principal amount of less than Three Million and NO/100 Dollars ($3,000,000.00) unless otherwise approved by Lender in its sole discretion and (ii) in the event the Facility Debt Service Coverage Ratio is less than 1.40 : 1:00, the Loan to Value Ratio is in excess of 70%, the notional amounts of the Qualifying Rate Cap Agreements and/or Qualifying Rate Swap Agreements do not equal the Required Hedge Amount, or the Hedged Debt Service Coverage Ratio is less than 1.40 : 1.00, Borrower may renew or consolidate (but not increase the outstanding principal amount of) any Borrowing Tranche(s) then outstanding in accordance with the provisions of this Section 3.3.3, provided that, as of the date of such renewal or consolidation (a) no Event of Default, other than Borrower's failure to comply with Section 2.6.1.1,
2.6.1.2 or 2.6.1.5,  shall then  exist,  (b)  Borrower's  failure to comply with
Section 2.6.1.1, 2.6.1.2 or 2.6.1.5 shall have been for a period of less than ninety (90) days, and (c) Borrower is otherwise in full compliance with all other terms and conditions of the Loan Documents, including the provisions of
Section 4.5.  Borrower may assure  compliance with Section 2.6.1.1,  2.6.1.2 and
2.6.1.5 pursuant to the provisions of Section 4.3.

          3.3.4. Interest After Default.

     So long as (i) any payment under this Agreement remains past due for thirty
(30) days or more, or (ii) any other Event of Default has occurred and is continuing, interest on all Borrowing Tranches shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid installment or the occurrence of such other Event of Default at the default rate set forth in the Revolving Credit Note. If the unpaid principal balance and all accrued interest are not paid in full on the Expiration Date, the unpaid principal balance and all accrued interest shall bear interest from the Expiration Date at the default rate set forth in the Revolving Credit Note. Borrower acknowledges that (a) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (b) during the time that any installment is delinquent for more than thirty (30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and (c) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any installment is delinquent for more than thirty (30) days or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest set forth in the Revolving Credit Note represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Agreement, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

          3.3.5. Late Charge.

     If any amount payable under this Agreement, the Revolving Credit Note or any other Loan Document, other than the then outstanding amount of the Loan payable on the Expiration Date or upon acceleration of the Revolving Credit Note, is not received by Lender as provided in the Revolving Credit Note, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge as specified in the Revolving Credit Note. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable specified in the Revolving Credit Note represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Agreement, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the default rate specified in the Revolving Credit Note.

     3.4. Reference BillsSM Rate Unascertainable: Illegality; Increased Costs.

          3.4.1. Unascertainable.

     In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference BillsSM", at its option, Lender may (i) select from time to time another unsecured general obligation of Freddie Mac having original maturities, most comparable to the term of the Interest Period for the applicable Borrowing Tranche, and issued by Freddie Mac at regularly scheduled auctions within the sixty (60) day period prior to the first day of such Interest Period, and the term "Reference BillsSM" as used herein shall mean such other unsecured general obligations as selected by Lender; or
(ii) for any one or more Interest Periods, use the applicable LIBO Rate for purposes of determining the Base Rate for such Interest Period(s). If Freddie Mac has not conducted an auction of its Reference BillsSM or other unsecured general obligations within sixty (60) days prior to the first day of the Interest Period for the proposed Borrowing Tranche, the Base Rate shall be determined as the LIBO Rate plus the Margin for such Interest Period(s).

          3.4.2. Illegality; Increased Costs.

     At any time at which (i) either (x) the Reference BillsSM Rate shall not be available and the Base Rate shall be determined based on the LIBO Rate in accordance with the provisions of Section 3.4.1 or (y) Borrower has previously delivered an Index Conversion Notice, and (ii) Lender shall have also reasonably determined that (a) adequate and reasonable means do not exist for ascertaining the applicable LIBO Rate, (b) a contingency has occurred which materially and adversely affects the London interbank market, (c) the making, maintenance or funding of any Borrowing Tranche bearing interest in part at the LIBO Rate has been made unlawful by Lender's compliance in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law, but other than as a result of any misconduct by Lender), (d) the Base Rate as determined by the LIBO Rate will not adequately and fairly reflect the cost to Lender of the establishment or maintaining of any such Borrowing Tranche, or (e) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Borrowing Tranche are not available to Lender in the London interbank market, then Lender shall have the rights specified in Section 3.4.3.

          3.4.3. Lender's Rights.

     In the case of the events specified in items (i) and (ii) of Section 3.4.2 above, Lender shall promptly notify Borrower thereof. Upon the date as shall be specified in such notice, the obligation of Lender to make advances under any Borrowing Tranche(s) at the Base Rate shall be suspended until Lender shall have later notified Borrower of Lender's reasonable determination that the circumstances set forth in Section 3.4.2 no longer exist. If at any time Lender notifies Borrower that it has made a determination under Section 3.4.2, then with respect to any Loan Request previously submitted but not yet funded and with respect to each Borrowing Tranche on which an Interest Period shall thereafter expire, the applicable Borrowing Tranche(s) shall from and after the date specified in such notice be deemed to bear interest utilizing an index reasonably determined by Lender to reflect the cost to Lender of establishing and maintaining any Borrowing Tranche. Any determination of the resulting alternative interest rate shall be entitled to a presumption of correctness absent manifest error. Notwithstanding the foregoing, in such event Borrower may elect to terminate this Agreement and the parties' obligations under the Loan Documents in accordance with the provisions of Section 2.14, provided that (i) Borrower's obligations hereunder shall only terminate upon Borrower's repayment of the Loan, (ii) in the event such election shall occur at any time at which any Rate Swap Agreement is in effect, Borrower shall provide each counterparty with all necessary notice under each Qualifying Rate Swap Agreement to terminate each Qualifying Rate Swap Agreement as of the date of repayment in full of the Loan and the Borrower shall deposit with the Lender for payment to the counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees and (iii) in the event such election shall occur at any time at which any Borrowing Tranches then outstanding shall have accrued interest at the alternative interest rate by operation of the provisions of this Section 3.4.3 for a period of at least thirty (30) consecutive days, Borrower shall not be obligated to pay the Prepayment Fee, liquidated Unused Facility Fee, liquidated Minimum Usage Fee, or liquidated Minimum Servicing Fee otherwise specified in Section 2.14.2 in connection with such termination.

     3.5. LIBO Rate Conversion. LIBO Rate shall be the index rate which shall apply to all Base Rate Borrowing Tranches from and after the effective date specified in Borrower's notice electing to irrevocably utilize the LIBO Rate when determining the Base Rate (the "Index Conversion Notice"). Within ten (10) Business Days of Borrower's request, which request shall not be made more often than once during any twelve (12) month period following the Closing Date, Lender shall deliver to Borrower a revised schedule of G-Fees applicable to Base Rate
          Borrowing Tranches; in the event Borrower thereafter delivers the Index Conversion Notice to Lender within five (5) Business Days of Borrower's receipt of said schedule, the revised G-Fees shall thenceforth irrevocably (i) apply to all Base Rate Borrowing Tranches and (ii) supercede the G-Fees presently set forth in Section 3.2. In the event Borrower fails to deliver the Index Conversion Notice within five (5) Business Days of Borrower's receipt of the revised schedule, the revised G-Fees quoted to Borrower shall not be binding on Lender or Borrower, and Base Rate Borrowing Tranches shall continue to be based on the Reference BillsSM Rate.

4.   PAYMENTS

     4.1. Payments.

     All payments and prepayments to be made in respect of principal, interest, Unused Facility Fees, Minimum Usage Fees, Minimum Servicing Fees or other fees or amounts due from Borrower hereunder shall be due and payable on the date when due without presentment, demand, protest, or notice of any kind (unless expressly provided in the Loan Documents), including, but not limited to, notice of Lender's intent to accelerate Borrower's Obligations under the Loan and notice of such acceleration, all of which (unless expressly provided in the Loan Documents) are hereby waived by Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to Lender in immediately available funds when due. Lender's Monthly Payment Statement shall, in the absence of manifest error, be conclusive as to the amount of principal of and interest on the Loan and other amounts owing under this Agreement, provided that Borrower may challenge the accuracy of any Monthly Payment Statement within one (1) year of the date of such Monthly Payment Statement.

     4.2. Payment Dates.

     Subject to the provisions of Section 4.3, interest on the Loan shall be payable in arrears and shall be due, together with all other amounts set forth on the applicable Monthly Payment Statement, prior to 12:00 noon Eastern Time on the first Business Day immediately prior to the first (1st) day of any calendar month during the term hereof (the "Payment Date"), and shall be paid by wire transfer of immediately available funds to an account specified by Servicer. Lender shall deliver to Borrower an invoice (the "Monthly Payment Statement") detailing the interest, Unused Facility Fees, Minimum Usage Fees, Minimum Servicing Fees, Credit Enhancement Fees and other fees due and payable. Except in the case of a prepayment under Section 4.3, Lender shall deliver the Monthly Payment Statement detailing charges due for the current calendar month via fax at least five (5) Business Days prior to the first day of the succeeding calendar month. In the instance of a renewal of an Interest Period pursuant to
Section 3.3.3, interest on such renewed Borrowing Tranche shall be due and payable on the next Payment Date, subject to any adjustments in interest rates, as if the Interest Period had not expired and then been renewed. Interest on prepayments under Section 4.3 shall be due on the date such prepayment is due. Interest on the principal amount of the Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

     4.3. Prepayments.

          4.3.1. Voluntary Prepayments.

     Borrower shall have no right to prepay the Loan, in whole or in part, except as follows: (i) prepayment of the Prime Rate Borrowing Tranche, (ii) prepayment of a Base Rate Borrowing Tranche as required under Section 4.3.2,
(iii) prepayment of a Base Rate Borrowing Tranche where Borrower has previously prepaid in advance all interest applicable to such Borrowing Tranche which would have otherwise accrued over the applicable Interest Period, (iv) any prepayment upon termination of this Agreement and the parties' obligations hereunder in accordance with the provisions of Section 2.14,and (v) any payment upon the expiration of a Borrowing Tranche's Interest Period.

          4.3.2.  Prepayment   Fee  Not  Applicable   (Mandatory   Prepayment  /
               Collateral Addition).

               4.3.2.1.  If at the  time  of the  release  of a  portion  of the
                    Collateral pursuant to Section 2.11, Borrower shall be in violation of any of the Sublimits set forth in Section 2.6.1 (subject to the exception described in Section 2.11), Borrower may cure such violation prior to or simultaneous with such release by either (i) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements), or (ii) prepaying that portion of the Loan outstanding as is necessary to cause compliance with such Sublimit, without any Prepayment Fee or similar fee or penalty. Lender shall deliver to Borrower as soon as practicable, but in any event within two (2) Business Days prior to such release, a statement of the principal and interest due with respect to any required prepayment.

               4.3.2.2. If at the time of a Valuation  pursuant to Section  2.13 or a Material Adverse Change pursuant to Section 2.15, Borrower shall be in violation of any of the Sublimits set forth in Section 2.6.1, Borrower shall cure such violation within ninety (90) days of notice of such Valuation or Material Adverse Change, by either (i) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements), or (ii) prepaying that portion of the Loan outstanding as is necessary to cause compliance with such Sublimit, without any Prepayment Fee or similar fee or penalty. Lender shall deliver to Borrower within two (2) Business Days following the notice of Valuation or Material Adverse Change, as the case may be, a statement of the principal and interest due with respect to any required prepayment.

               4.3.2.3.  Notwithstanding  anything  to the  contrary  herein set forth, if Lender shall determine, at any time, that the Borrower has failed to comply with Section 2.6.1.1, Section
                    2.6.1.2 or Section 2.6.1.5, and the provisions of the foregoing Section 4.3.2.1 and Section 4.3.2.2 do not apply, Lender shall provide written notice of said non-compliance to Borrower. Borrower shall have ninety (90) days following receipt of said notice to cure the non-compliance with
                    Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 by either (i) pledging collateral in form, substance, value and in a manner all acceptable to Lender, in its sole discretion (including, without limitation, Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements), or (ii) prepaying that portion of the Loan outstanding as is necessary to cause compliance with the Sublimits, without any Prepayment Fee or similar fee or penalty. In the event that Borrower's failure to comply with Section 2.6.1.1,
                    Section 2.6.1.2 or Section 2.6.1.5 shall continue for a period of ninety (90) consecutive days following Borrower's receipt of Lender's notice pursuant to this Section 4.3.2.3, the same shall constitute an Event of Default.

               4.3.2.4. In the event of a casualty or condemnation affecting any of the Collateral Pool Properties, any award and/or proceeds payable with respect to such casualty or condemnation and applied to Borrower's Obligations in accordance with the provisions of the applicable Security Instrument shall be applied without any Prepayment Fee or other penalty, and this Agreement, and the parties' obligations under the Loan Documents, may be terminated, at Borrower's election, in accordance with Section 2.14.

               4.3.2.5. Any mandatory  prepayment of the Loan in accordance with the provisions of this Section 4.3.2 shall be applied, as directed by Borrower, to a particular Borrowing Tranche or Borrowing Tranches or, in the absence of any specific direction from Borrower, as selected by Lender in its sole discretion.

     4.4. Prepayment Fee.

     Unless Borrower (i) repays a Borrowing Tranche accruing interest at the Prime Rate, (ii) repays all or a part of a Borrowing Tranche upon the expiration of such Borrowing Tranche's Interest Period, or (iii) terminates this Credit Agreement pursuant to Section 3.4.3, any prepayment under Section 4.3 shall be accompanied by a prepayment fee (the "Prepayment Fee") which shall equal all of the interest, applicable to the particular Borrowing Tranche being prepaid, which would have otherwise accrued over the applicable Interest Period. The Prepayment Fee shall not constitute the payment of interest and therefore shall not be included in the calculation of Facility Debt Service Coverage Ratio or the determination of Borrower's compliance with the Sublimits set forth in
Section 2.6.1. In addition, upon Lender's exercise of any right of acceleration under this Agreement, the Revolving Credit Note, or any other Loan Document following an Event of Default, Borrower shall pay to Lender the Prepayment Fee on all Base Rate Borrowing Tranches outstanding at the time of acceleration in addition to all interest accrued thereon, and all other sums and fees payable to Lender hereunder.

     4.5. Additional Payment Obligations.

          4.5.1. Additional G-Fee Obligation. Notwithstanding anything to the contrary herein set forth, if Lender shall determine, at any time, that Borrower has failed to comply with Section 2.6.1.1,
               Section 2.6.1.2 or Section 2.6.1.5, Lender shall provide written notice of the same to Borrower. After the expiration of fifteen
               (15) Business Days following Borrower's receipt of said notice, if such non-compliance with Section 2.6.1.1, Section 2.6.1.2, or
               Section  2.6.1.5  has not been  cured  pursuant  to the  terms of
               Section 4.3, the G-Fee applicable to all Borrowing Tranches then outstanding (and thereafter renewed) shall automatically increase by an additional one hundred basis points (.0100) over the applicable G-Fee until such time as Borrower shall cure said non-compliance. In the event that Borrower's failure to comply with Section 2.6.1.1, Section 2.6.1.2 or Section 2.6.1.5 shall continue for a period of ninety (90) consecutive days following Borrower's receipt of Lender's notice pursuant to this Section 4.5, the same shall constitute an Event of Default.

          4.5.2. Rate Cap Escrow. If any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement necessary for compliance with
               Section 2.6.1.5 has an initial term expiring before the Maturity Date, Borrower shall pay monthly payments (determined from time to time by Lender in its sole discretion) into an escrow account to be established by Lender pursuant to Lender's then prevailing interest rate cap replacement escrow policies (such account, the "Replacement Hedge Escrow").

               4.5.2.1. Borrower and Lender agree that all moneys deposited into the Replacement Hedge Escrow shall be held by Lender in an interest bearing account, and any interest earned on such moneys shall be added to the principal balance of the Replacement Hedge Escrow. Lender shall not be responsible for any losses resulting from investment of moneys in the Replacement Hedge Escrow or for obtaining any specific level or percentage of earnings on such investment.

               4.5.2.2. Lender shall be entitled to deduct from the  Replacement
                    Hedge Escrow a one time fee for establishing the Replacement Hedge Escrow in an amount not to exceed [Two Hundred and NO/100 Dollars ($200.00)].

               4.5.2.3. Subject to the Security  Instrument and the other rights of Lender set forth in the Loan Documents, the Replacement Hedge Escrow shall be maintained for the payment of the costs of purchasing replacement Qualifying Rate Cap
                    Agreements to replace any and all Qualifying Rate Cap Agreements and/or Qualifying Rate Swap Agreements with initial terms expiring before the Maturity Date.

               4.5.2.4. If Borrower  purchases such replacement  Qualifying Rate
                    Cap Agreements as are necessary for compliance with Section 2.6.1.5, Borrower may request reimbursement for such Qualifying Rate Cap Agreements from Lender to the extent of available funds held in the Replacement Hedge Escrow not otherwise determined by Lender to be necessary for future replacement Qualifying Rate Cap Agreements; such request shall be in writing and shall include evidence satisfactory to Lender that the costs of said Qualifying Rate Cap Agreements have been paid in full. If Borrower purchases a replacement Qualifying Rate Swap Agreement having a term expiring on the Maturity Date, whether in place of an expiring Qualifying Rate Cap Agreement or an expiring Qualifying Rate Swap Agreement, all amounts in the Replacement Hedge Escrow which are not otherwise determined by Lender to be necessary for future replacement Qualifying Rate Cap Agreements shall be released to Borrower. Disbursements from the Replacement Hedge Escrow shall be made no more frequently than quarter annually. Lender shall refuse to make a disbursement from the Replacement Hedge Escrow unless (i) no Event of Default shall exist beyond any applicable cure period pursuant to this Agreement or any other Loan Document and (ii) all representations and warranties of Borrower set forth in this Agreement and the other Loan Documents are and remain true at the time of the disbursement request.

               4.5.2.5.  If  Borrower  fails  to  purchase  Qualifying  Rate Cap
                    Agreements and/or Qualifying Rate Swap Agreements necessary to maintain compliance with Section 2.6.1.5, Lender shall have the right (but not the obligation) to purchase Qualifying Rate Cap Agreements in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower and do any and all things necessary or proper to obtain a Qualifying Rate Cap Agreement, including signing Borrower's name on any contracts and documents as may be deemed necessary by Lender.

               4.5.2.6. In no event  shall  Lender be required to expend its own funds to purchase any Qualifying Rate Cap Agreement, but Lender may, in its sole discretion, advance such funds or draw upon funds from the Replacement Hedge Escrow. Any funds advanced by Lender pursuant to this Section 4.5.2, from sources other than the Replacement Hedge Escrow (including without limitation, Lender's reasonable attorneys' fees), shall be added to the outstanding principal balance of the Loan, secured by the Security Instrument and made payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender.

               4.5.2.7. Borrower hereby conveys,  pledges,  transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code or any other applicable law in and to all amounts in the Replacement Hedge Escrow, as same may increase or decrease from time to time, for the purpose of securing Borrower's Obligations under this Agreement and to further secure Borrower's Obligations under the Note, Security Instrument and other Loan Documents.

          4.5.3. Rate Swap Enhancement Program. At Borrower's request, and in order for any Rate Swap Agreement to be considered a Qualifying Rate Swap Agreement, Lender shall guarantee Borrower's obligations under such Rate Swap Agreement to pay the applicable counterparty the product of the stipulated fixed pay rate times the applicable notional amount. Lender shall provide such guaranty subject to the terms and conditions of Lender's then current interest rate swap enhancement program, including without limitation, that Lender shall only guaranty Rate Swap Agreements that (i) are "at market" or "par swaps" and (ii) do not have an aggregate notional amount in excess of the outstanding principal balance of the Loan. As consideration for Lender's guaranty of Borrower's obligation(s) under this Section 4.5.3, Borrower shall pay to Lender, on a monthly basis, an annual amount equal to the product of the notional amounts of any and all Qualifying Rate Swap Agreements times the applicable Credit Enhancement Fee. Borrower's obligations to pay the Credit Enhancement Fee shall be secured by the Collateral as if part of the Loan.

     4.6. Additional Compensation in Certain Circumstances.

          4.6.1. Increased Costs Resulting from Taxes, Etc.

     If any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any written request or directive of any Official Body (other than as a result of any misconduct by Lender) which is applicable to
Lender:

               4.6.1.1.  subjects  Lender  to any tax or  changes  the  basis of taxation with respect to this Agreement, the Revolving Credit Note, the Loan or payments by Borrower of any principal, interest, fees, or other amounts due from Borrower hereunder or under the Revolving Credit Note (except for taxes on the overall net income of Lender);

               4.6.1.2.  imposes upon Lender any  condition or denies Lender any right,  the  result  of  which is to  increase  the cost to, reduce the income receivable by, or impose any expense (including breakage costs) upon Lender with respect to this Agreement, the Revolving Credit Note or the making, maintenance or funding of any Borrowing Tranche by an amount which Lender in its discretion deems to be material;

                    then Lender shall from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by Lender to be necessary to compensate Lender for such increase in cost. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by Borrower to Lender thirty (30) days after such notice is given.

          4.6.2. Termination.

     Upon the occurrence of any event described in Section 4.6.1, Borrower may elect to terminate this Agreement and the parties' obligations under the Loan Documents, in accordance with the provisions of Section 2.14, and Borrower's obligations hereunder shall terminate upon Borrower's repayment in full of the Loan, provided that no such termination shall be effective until such time as Borrower shall provide each counterparty with all necessary notice under each Qualifying Rate Swap Agreement to terminate each Qualifying Rate Swap Agreement as of the date of repayment in full of the Loan and the Borrower shall deposit with the Lender for payment to the counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees.

          4.6.3. Indemnity.

     In addition to the compensation required by Section 4.6.1, Borrower shall jointly and severally indemnify Lender and Servicer against all liabilities, losses or expenses (including breakage costs) which Lender and/or Servicer sustains or incurs as a consequence of any:

               4.6.3.1.  attempt  by  Borrower  to revoke  (expressly,  by later inconsistent notices or otherwise) in whole or part any Loan Request under Section 2.6, any request to release a Collateral Pool Property under Section 2.11, or notice relating to prepayments under Section 4.3, or

               4.6.3.2. default by Borrower in the  performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including without limitation any Qualifying Rate Cap Agreement or Qualifying Rate Swap Agreement and including any failure of Borrower to pay when due (by acceleration or otherwise) any principal, interest, Prepayment Fee, Unused Facility Fee, Minimum Usage Fee, Minimum Servicing Fee, Credit Enhancement Fee or any other amount due hereunder.

     If Lender sustains or incurs any such loss or expense, it shall from time to time notify Borrower of the amount determined in good faith by Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as Lender shall deem reasonable) to be necessary to indemnify Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by Borrower to Lender thirty (30) days after such notice is given. Notwithstanding the foregoing, Borrower shall not have any obligation to Lender under this Section 4.6.3 with respect to any loss or expense caused by or resulting from the gross negligence or willful misconduct or omission of Lender.

5.   CONDITIONS OF LENDING

     The obligation of Lender to fund any Borrowing Tranche(s) hereunder is subject to the performance by Borrower of its Obligations to be performed hereunder at or prior to the funding of any such Borrowing Tranche(s) and to the satisfaction of the following further conditions:

     5.1. Initial Borrowing Tranche.

     On the Closing Date:

          5.1.1. Delivery of Loan Documents.

     All Loan Documents not previously executed and delivered to Lender shall have been duly executed and delivered to Lender, together with all appropriate financing statements.

          5.1.2. Validity of Representations.

     The representations and warranties of Borrower contained in Section 6 and in each of the other Loan Documents shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and Borrower shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist.

          5.1.3. Officer's Certificate.

     There shall be delivered to and for the benefit of Lender a certificate, in form and substance acceptable to Lender, dated the Closing Date and signed by an Authorized Officer, certifying as appropriate as to:

               5.1.3.1. all  required  actions  taken by Borrower in  connection with this Agreement and the other Loan Documents;

               5.1.3.2. the names of the officer or officers  authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of Borrower for purposes of this Agreement and the true signatures of such Authorized Officers, on which Lender may conclusively rely; and

               5.1.3.3.  .copies of the  organizational  documents  of  Borrower including its certificate of incorporation, by-laws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement, as applicable, as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of Borrower in each state where organized or qualified to do business and bring-down certificates by facsimile dated within thirty
                    (30) days of the Closing Date, all of which shall be attached to such officer's certificate; and

               5.1.3.4. the matters described in Section 5.1.8.

          5.1.4. Opinion of Counsel.

     There shall be delivered to Lender, a written opinion of counsel for Borrower dated the Closing Date and in form and substance satisfactory to Lender and its counsel as to matters customary to the transactions contemplated herein, or as Lender may reasonably request.

          5.1.5. Legal Details.

     All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to Lender and counsel for Lender, and Lender shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to Lender and said counsel, as Lender or said counsel may reasonably request.

          5.1.6. Payment of Fees.

     Borrower shall have paid or caused to be paid to Lender and Freddie Mac to the extent not previously paid all fees accrued through the Closing Date and all of Lender's and Freddie Mac's reasonable costs and expenses, including, but not limited to, attorneys' fees, title insurance premiums, surveys, appraisals, all costs incurred in obtaining environmental, engineering and credit reports, all third party due diligence costs and other costs and expenses incurred by either Lender or Freddie Mac in connection with the closing of this Loan.

          5.1.7. Consents.

     All material consents required to effectuate the transactions contemplated hereby shall have been obtained.

          5.1.8. No Material Adverse Change.

     Since the date of Borrower's formation, no Material Adverse Change shall have occurred; prior to the Closing Date, there shall have been no material change in the management of Borrower.

          5.1.9. No Violation of Laws.

     The making of the Loan shall not contravene any Law applicable to Borrower or Lender.

          5.1.10. No Actions or Proceedings.

     No action, proceeding, investigation, regulation or legislation shall have been instituted, or, to Borrower's knowledge, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

          5.1.11. Collateral Initially Included in Collateral Pool.

     With respect to the Collateral which is part of the Collateral Pool at Closing, Borrower shall have delivered all Underwriting Materials required hereunder for inclusion of such Collateral into the Collateral Pool, and Lender shall have approved the inclusion therein.

          5.1.12. Other Conditions.

     Borrower shall have satisfied such other reasonable conditions as required by Lender or Lender's legal counsel.

     5.2. Each Subsequent Borrowing Tranche.

     At the time of funding of any Borrowing Tranche (excluding renewals, conversions and continuances of any outstanding Borrowing Tranche(s) which do not increase the outstanding principal amount of the Loan made hereunder) other than the funds advanced on the Closing Date, and after giving effect to the proposed extensions of credit: (i) the representations and warranties of Borrower contained in Section 6 and in the other Loan Documents shall be true and correct in all material respects on and as of the date of the funding of any such Borrowing Tranche with the same effect as though such representations and warranties had been made on and as of the date of the funding of any such Borrowing Tranche (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein and except such changes as would not constitute a Material Adverse Change) and Borrower shall have performed and complied with all covenants and conditions hereof; (ii) no Event of Default or, to Borrower's knowledge, Potential Default shall have occurred and be continuing or shall exist; (iii) the funding of any Borrowing Tranche shall not contravene any Law applicable to Borrower or Lender; (iv) Borrower shall have delivered to Lender a duly executed and completed Loan Request or Renewal Request, as the case may be; and (v) Borrower shall have paid all reasonable fees and expenses incurred by Lender or Servicer in connection therewith.

6.   REPRESENTATIONS AND WARRANTIES

     6.1. Representations and Warranties.

     Borrower represents and warrants to Lender as follows:

          6.1.1. Organization and Qualification.

     Borrower is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or formation, as the case may be, and has the lawful power to engage in the business it presently conducts or proposes to conduct. Borrower is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and where the failure to be so qualified would result in a Material Adverse Change. Each Property Borrower has the lawful power to own or lease the Collateral Pool Properties.

          6.1.2. Intentionally Omitted.

          6.1.3. Power and Authority.

     Borrower has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Loan contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

          6.1.4. Validity and Binding Effect.

     This Agreement has been duly and validly executed and delivered by Borrower and each other Loan Document which Borrower is required to execute and deliver on or after the date hereof will have been duly executed and delivered by Borrower on the required date of delivery of such Loan Document. This Agreement and each other Loan Document to which Borrower is a party constitutes, or will constitute, legal, valid and binding obligations of Borrower on and after its date of delivery thereof, enforceable against Borrower in accordance with its terms, except to the extent that enforceability of any of such Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance. There is no offset, defense, counterclaim or right of rescission with respect to any of the Loan Documents.

          6.1.5. No Conflict.

     Neither the execution and delivery of this Agreement or the other Loan Documents by Borrower nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach or violation of (i) the terms and conditions, as applicable, of the certificate of limited partnership, limited partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of Borrower, (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which Borrower is a party or is subject, or by which Borrower is bound, or (iii) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of Borrower (other than Liens granted under the Loan Documents), nor will they result in or require (except as specifically contemplated by this Agreement) the creation or imposition of any lien of any nature upon any of the collateral of Borrower.

          6.1.6. Litigation.

     There are no actions, suits, proceedings or investigations pending, or to Borrower's knowledge threatened, against Borrower at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change. Borrower is not in violation of any order, writ, injunction or decree of any Official Body which may result in any Material Adverse Change.

          6.1.7. Title to Collateral Pool Properties.

     Property Borrowers have good and marketable title to all Collateral Pool Properties and to all other assets which each purports to own or which are reflected as owned on its books and records, free and clear of all Liens and encumbrances except the Permitted Exceptions and such other Liens as are permitted pursuant to the Loan Documents. The Permitted Exceptions do not and will not materially and adversely affect (i) the ability of Borrower to pay in full all sums due under the Revolving Credit Note or any of its other Obligations in a timely manner, (ii) the use of any Collateral Pool Property for the use currently being made thereof, (iii) the operation of any Collateral Pool Property as currently being operated, or (iv) the value of any Collateral Pool Property.

          6.1.8. Use of Proceeds.

     Borrower intends to use the proceeds of the Loan in accordance with Section 2.9.

          6.1.9. Full Disclosure.

     Neither this Agreement nor any other Loan Document, nor any material certificate, statement, agreement or other documents furnished to Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Borrower which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of Borrower which has not been set forth in this Agreement or in the certificates, statements, agreements, financial projections or other documents furnished in writing to Lender prior to or at the date hereof in connection with the transactions contemplated hereby.

          6.1.10. Taxes.

     Upon information and belief after due and diligent inquiry, all federal, state, local and other tax returns required to have been filed with respect to Borrower have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of Borrower for any period.

          6.1.11. Consents and Approvals.

     Except for the filing of financing statements and the relevant Collateral Pool Property Documents in the appropriate state and county filing offices, there are no other filings, consents and approvals necessary for the execution of this Agreement by Borrower or its performance hereunder or under the Loan Documents, all of which shall have been obtained or made on or prior to the Closing Date.

          6.1.12. No Event of Default; Compliance with Instruments.

     No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date or thereafter under or pursuant to the Loan Documents, which constitutes an Event of Default or a Potential Default. Borrower is not, by execution of this Agreement and the Collateral Pool Property Documents, as applicable, in violation of (i) any term, as applicable, of its certificate of limited partnership, limited partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it, or any of the Collateral Pool Properties which it owns, may be subject or bound where such violation would constitute a Material Adverse Change.

          6.1.13. Security Interests.

     The Liens and security interests granted to and for the benefit of Lender pursuant to the Loan Documents constitute and will continue to constitute first priority security interests under the Uniform Commercial Code covering the personal property described therein as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other Law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law, subject to the Permitted Exceptions. Upon the filing of financing statements relating to said security interests in each office in which filing is required under the Uniform Commercial Code all such action as is necessary or advisable to establish such rights of Lender will have been taken, and there will be, upon execution and delivery of the Loan Documents, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six (6) months prior to the expiration of such filing of such financing statements or any other requirement under the Uniform Commercial Code to maintain the perfection of such security interest. All filing fees and other reasonable expenses in connection with each such action have been or will be paid by Borrower. All continuations and any assignments of any such financing statements have been or will be timely filed or refiled, as appropriate, in the appropriate recording offices. Without limiting the foregoing representations and warranties, Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments, in such form as Lender may require to perfect or continue the perfection of such security interests and in all events without Borrower's signature.

          6.1.14. Mortgage Liens.

     The Liens granted to and for the benefit of Lender pursuant to the Collateral Pool Property Documents constitute a valid first priority Lien covering the real property described therein under applicable Law, subject to any Permitted Exceptions. All such action as will be necessary or advisable to establish such Lien of Lender and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Collateral Pool Property Documents no necessity for any further action in order to protect, preserve and continue such Lien and such priority. All filing fees and other reasonable expenses in connection with each such action have been or will be paid by Borrower.

          6.1.15. Insurance.

     All insurance policies and other bonds to which Borrower is a party are valid and in full force and effect. No notice has been given, no claim has been made, and no grounds exist, to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of Borrower in accordance with prudent business practice in their respective industries.

          6.1.16. Material Contracts; Burdensome Restrictions.

     All material contracts relating to Borrower, taken as a whole, are valid, binding and enforceable upon such parties, as applicable, and, to Borrower's knowledge, each of the other parties thereto in accordance with their respective terms (except as disclosed in writing by Borrower to Lender prior to the date hereof). There is no default under any such contracts by Borrower, or to Borrower's knowledge by any of the other parties thereto, except for defaults which would not result in a Material Adverse Change. Borrower is not bound by any contractual obligation, or subject to any restriction in any organizational document, or any requirement of Law, which is reasonably expected to result in a Material Adverse Change.

          6.1.17. Investment Companies; Regulated Entities.

     Borrower is not an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." Borrower is not subject to any other federal or state statute or regulation limiting its ability to incur any debt.

          6.1.18. Pension Plans and Benefit Arrangements.

     The representations and warranties set forth in this Section 6.1.18 shall only apply to the extent Borrower is at any time, and from time to time, subject to the provisions of ERISA.

               6.1.18.1.  Borrower  and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Pension Plans and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Pension Plan or, with respect to any Multiemployer Plan, which could result in any material liability of Borrower or any other member of the ERISA Group. Borrower and all members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or any Law pertaining thereto. With respect to each Pension Plan and Multiemployer Plan, Borrower and each member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA,
                    (ii) have  not  incurred  any  liability  to the  PBGC,  and
                    (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA.

               6.1.18.2.  Each  Multiemployer  Plan  is  able  to  pay  benefits thereunder when due.

               6.1.18.3.  Neither  Borrower  nor any  other  member of the ERISA
                    Group has instituted or intends to institute proceedings to terminate any Pension Plan.

               6.1.18.4.   No  event   requiring   notice  to  the  PBGC   under
                    Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Pension Plan, and no amendment with respect to which security is required under
                    Section 307 of ERISA has been made or is reasonably expected to be made to any Pension Plan.

               6.1.18.5. The  aggregate  actuarial  present value of all benefit liabilities (whether or not vested) under each Pension Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Pension Plan, does not exceed the aggregate fair market value of the assets of such Pension Plan.

               6.1.18.6.  Neither  Borrower  nor any  other  member of the ERISA
                    Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan. Neither Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan that such Multiemployer Plan has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

               6.1.18.7. To the extent that any Benefit  Arrangement is insured,
                    Borrower and all members of the ERISA Group have paid when due all premiums required to be paid for all periods through and including the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

               6.1.18.8.   All   Pension   Plans,   Benefit   Arrangements   and
                    Multiemployer Plans have been administered in accordance with their terms and any Law.

          6.1.19. Intentionally Omitted.

          6.1.20. Solvency.

     Borrower is Solvent. After giving effect to the transactions contemplated by the Loan Documents, including the Loan incurred thereunder and the Liens granted to and for the benefit of Lender, Borrower will be Solvent. Borrower has not entered into this Credit Agreement or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Borrower does not intend to, and Borrower does not believe that it will, incur debts and liabilities beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

          6.1.21. Agreements.

     Borrower is not a party to any agreement or instrument or subject to any restriction which is likely to result in a Material Adverse Change. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any indenture, agreement or instrument to which it is a party or by which Borrower or any Collateral Pool Property is bound in any manner which would result in a Material Adverse Change, and Borrower has received no notice of default under any such indenture, agreement or instrument.

          6.1.22. No Bankruptcy Filing.

     Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency Laws or the liquidation of all or a major portion of its assets or property and Borrower has no knowledge of any Person contemplating the filing of any such petition against Borrower.

          6.1.23. Formation.

     REIT was formed in the state of Tennessee; Operating Partnership was formed in the state of Tennessee; and MAA Texas was formed in the state of Texas.

          6.1.24. Compliance.

     Borrower, each Collateral Pool Property and the use thereof and operations thereat by a Property Borrower, comply in all material respects with all applicable Laws. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Official Body, the violation of which is reasonably likely to result in a Material Adverse Change. All required permits, licenses, and certificates for the lawful use and operation of the Collateral Pool Properties, including, but not limited to, certificates of occupancy, apartment licenses, or the equivalent have been obtained and are in full force and effect, the failure of which would result in a Material Adverse Change, and Borrower has received no notice that it does not have all such required permits, licenses and certificates.

          6.1.25. Not a Foreign Person.

     Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

          6.1.26. Labor Matters.

     Borrower is not a party to any collective bargaining agreements.

          6.1.27. Condemnation.

     No taking, condemnation or eminent domain proceeding has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of any Collateral Pool Property or for the relocation of roadways providing access to any Collateral Pool Property.

          6.1.28. Utilities and Public Access.

     Each Collateral Pool Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities as are adequate for full utilization of such Collateral Pool Property for its use as a multifamily residential property. All public utilities necessary to the continued use and enjoyment of each Collateral Pool Property as presently used and enjoyed are located in the public right-of-way abutting the premises, and all such utilities are connected so as to serve each Collateral Pool Property either (i) without passing over other property or, (ii) if such utilities pass over other property, pursuant to valid easements. All roads necessary for the full utilization of each Collateral Pool Property for its current purpose have been completed and dedicated to public use and accepted by all Official Bodies or are the subject of access easements for the benefit of such Collateral Pool Property.

          6.1.29. No Joint Assessment; Separate Lots.

     Borrower has not and shall not suffer, permit or initiate the joint assessment of any Collateral Pool Property (i) with any other real estate property constituting a separate tax lot, and (ii) with any portion of such Collateral Pool Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Collateral Pool Property as a single lien. Each Collateral Pool Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot.

          6.1.30. Assessments.

     Except as disclosed in the title insurance policies, there are no pending or, to Borrower's knowledge proposed special or other assessments for public improvements or otherwise affecting any Collateral Pool Property, nor, to Borrower's knowledge are there any contemplated improvements to any Collateral Pool Property that may result in such special or other assessments.

          6.1.31. Intentionally Omitted.

          6.1.32. No Prior Assignment.

     As of the Closing Date, (i) Lender shall be assignee of Property Borrower's interest under any leases with respect to the Collateral Pool Properties, and
(ii) there are no prior assignments of any such leases or any portion of the rents due and payable thereunder or to become due and payable thereunder which are presently outstanding.

          6.1.33. Certificate of Occupancy.

     Each Property Borrower has obtained (in its own name or is the express successor or assignee of) all permits necessary to use and operate the Collateral Pool Properties it owns for the uses described in Section 2.9, and all such permits are in full force and effect. The use being made of each Collateral Pool Property is in conformity in all respects with the certificate of occupancy. The use being made of each Collateral Pool Property is in conformity in all aspects with the permits for such Collateral Pool Property and any other restrictions, covenants or conditions affecting such Collateral Pool Property, including without limitation, the applicable zoning and land use ordinances, except for those failures which would not result in a Material Adverse Change, and Borrower has received no notice that it is not in conformity with such permits, restrictions, covenants or conditions. Each Collateral Pool Property contains all equipment necessary to use and operate such Collateral Pool Property in a first-class manner. Property Borrower will continue to operate its respective Collateral Pool Property in the manner in which it is presently being operated.

          6.1.34. Intellectual Property.

     All trademarks, trade names and service marks that Borrower owns or has pending, or under which Borrower is licensed, are in good standing and uncontested. Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to any asserted trademarks, trade names or service marks of others. To Borrower's knowledge there is no infringement by others of any trademarks, trade names or service marks of Borrower.

          6.1.35. Conduct of Business.

     Borrower does not conduct its business "also known as", "doing business as" or under any other name except, in the case of a Property Borrower, as to the use of the name of each Collateral Pool Property, and in such case, pursuant to any applicable fictitious name statute.

          6.1.36. Title Insurance.

     Each Collateral Pool Property is covered by a title insurance policy acceptable to Lender.

          6.1.37. No Default.

     The execution, delivery and performance of the obligations imposed on Borrower, if any, under this Agreement, the Revolving Credit Note and the other Loan Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound. There is no litigation or other claim pending before any court or administrative or governmental body or, to Borrower's knowledge, overtly threatened by a written communication against Borrower, any Collateral Pool Property, or any other property of Borrower which would result in a Material Adverse Change or which is not covered by insurance.

          6.1.38. Condition of the Collateral Pool Properties.

     To the extent that any Collateral Pool Property has been damaged by fire, water, wind, earthquake or other cause of loss, such Collateral Pool Property has been fully restored.

          6.1.39. Non-Residential Leases.

     Each Collateral Pool Property is a multi-family housing project. Gross income derived from commercial space, if any, located in any Collateral Pool Property shall not exceed fifty percent (50%) of the total gross income of such Collateral Pool Property. Neither Borrower, nor any general partner, managing member or principal thereof is, directly or indirectly, controlling, controlled by, under common control with, or otherwise related to the lessor under any leases for laundry equipment, telecommunications, television or similar systems on or about any of the Collateral Pool Properties.

          6.1.40. No Low Income Housing Tax Credit.

     Except as disclosed to Lender in writing, Borrower has not claimed, nor does Borrower intend to claim a low income housing tax credit for any of the Collateral Pool Properties under Section 42 of the Internal Revenue Code of 1986, or any successor Section thereto. Should Borrower later decide to pursue claiming such a tax credit, Borrower will not proceed without obtaining Lender's prior written consent to do so, to be granted in Lender's sole discretion.

          6.1.41. No Restrictions.

     Except as disclosed to Lender in writing, there are no rent level restrictions or tenant income restrictions on any Collateral Pool Property.

          6.1.42. No Adverse Affect on the Loan.

     Nothing involving the Collateral Pool Properties, Borrower or Borrower's credit standing may be reasonably expected to (i) cause any payments under this Agreement, the Revolving Credit Note and any other Loan Documents to become delinquent or (ii) adversely affect the Market Value of any Collateral Pool Property.

          6.1.43. Term of Leases.

     Except as disclosed to Lender in writing, all residential leases with respect to the Collateral Pool Property are for terms of two (2) years or less.

          6.1.44. Fraudulent Conveyances.

     Borrower has not entered into any agreements, transactions or series of transactions with the intent to hinder, delay, or defraud any creditor, and Borrower has not entered into any agreements, transactions or series of transactions (except in connection with a corporate merger or reorganization involving entities which both prior to and following such merger or reorganization were Affiliates of Borrower) other than for valid consideration of reasonably equivalent value in exchange for its obligations thereunder.

          6.1.45. Affiliate Transactions.

     Except as approved in writing by Lender, Borrower has not entered into and is not a party to any contract, lease or other agreement with any Person directly or indirectly controlling, controlled by, or under common control with Borrower for the provision of any service, materials or supplies to any Collateral Pool Property (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment, or telephone services or equipment). Lender has approved the property management agreements listed below: (a) Property
Management Agreement (Celery Stalk Apartments, Dallas County, Texas) by and between MAA Texas and Operating Partnership dated June 29, 2004, (b) Property Management Agreement (Cypresswood Court Apartments, Harris County, Texas) by and between MAA Texas and Operating Partnership dated June 29, 2004, (c) Property Management Agreement (Green Tree Place Apartments, Montgomery County, Texas) by and between MAA Texas and Operating Partnership dated June 29, 2004, (d) Property Management Agreement (Lodge at Timberglen Apartments, Dallas County, Texas) by and between MAA Texas and Operating Partnership, dated June 29, 2004, and (e) Property Management Agreement (Westborough Crossing Apartments, Harris County, Texas) by and between MAA Texas and Operating Partnership dated June 29, 2004.

     6.2. Updates.

     Borrower shall provide with each Loan Request that will result in an increase in the Loan, written revisions to any representations or warranties in this Agreement which have become outdated or incorrect in any material respect. In addition, should any such updates, corrections or additions relate to a matter which would be a Material Adverse Change, Borrower shall promptly provide Lender in writing with such revisions as may be necessary or appropriate, to correct or update same. Notwithstanding the providing of revised information, a breach of warranty or representation resulting from the prior inaccuracy or incompleteness shall not be deemed to have been cured thereby or waived by Lender unless and until Lender, in its sole and absolute discretion, shall have accepted in writing such revisions or updates, further provided that no representation or warranty shall be deemed to have been updated by any such revision unless and until Lender funds the additional Loan Request.

     6.3. Survival of Representations and Warranties.

     Each Borrower agrees that (i) all of the representations and warranties of such Borrower set forth in this Agreement and in the other Loan Documents delivered on the Closing Date are made as of the Closing Date (except as expressly otherwise provided) and (ii) all representations and warranties made by such Borrower shall survive the delivery of the Revolving Credit Note and continue (a) for so long as any amount remains owing to Lender under this Agreement, the Revolving Credit Note or any of the other Loan Documents or (b) until the date on which Lender releases all assets in the Collateral Pool from any Lien securing the Loan Documents pursuant to the provisions of Section 2.11 or Section 2.16, whichever is later. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

7.   COVENANTS

     7.1. Covenants.

     Borrower covenants and agrees that until the later of (i) payment in full of the Loan and interest thereon, and satisfaction of all of the other Obligations of Borrower under the Loan Documents (including, but not limited to, performance of all actions necessary to terminate each Qualifying Rate Swap Agreement, which shall include, but not be limited to, compliance with all notice requirements under each Qualifying Rate Swap Agreement and the deposit with Lender for payment to the applicable counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees) and (ii) the Expiration Date, Borrower shall comply at all times with the following covenants:

          7.1.1. Preservation of Existence.

     Borrower shall maintain its legal existence as a corporation, general or limited partnership or limited liability company, as applicable, and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary unless the failure to maintain the same shall not result in a Material Adverse Change to Borrower or any Collateral Pool Property.

          7.1.2. Maintenance of Collateral Pool Properties and Leases.

     Borrower (i) shall not commit waste or permit impairment or deterioration of the Collateral Pool Properties, (ii) shall not abandon any Collateral Pool Property, (iii) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of any Collateral Pool Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair (provided that Lender shall make any insurance proceeds or condemnation awards received by Lender available to Borrower for restoration and repair), (iv) shall keep the Collateral Pool Properties in good repair (normal wear and tear excepted), including the replacement of any personalty and fixtures located on any Collateral Pool Property with items of equal or better function and quality, (v) shall provide for professional management of the Collateral Pool Properties by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing (provided that Lender's approval is not required for a manager or a management agreement where an Affiliate of Borrower is the manager), (vi) shall not change the use of any Collateral Pool Property as a multi-family residential property, (vii) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect any Collateral Pool Property, Lender's security or Lender's rights under this Agreement, and (viii) shall make any reasonable repairs to a Collateral Pool Property which is requested by Lender. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter any Collateral Pool Property or any part thereof except in connection with the replacement of tangible personalty or in the ordinary course of business.

          7.1.3. Collateral Agreements.

     Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

          7.1.4. Inspection Rights.

     Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of any Collateral Pool Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time upon reasonable notice (except in an emergency).

          7.1.5. Intentionally Omitted.

          7.1.6. Use of Proceeds.

     Borrower will use the proceeds of the Loan only for lawful purposes in accordance with Section 2.9 hereof.

          7.1.7. Further Assurances.

     Borrower shall, or shall cause Property Borrower to, from time to time, at its expense, faithfully preserve and protect Lender's Lien on and security interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Exceptions, and shall do such other acts and things as Lender in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral, provided that (i) the terms and conditions of this Agreement and the other Loan Documents are not changed thereby, (ii) Lender will use its best efforts to minimize costs and expenses incurred in connection with a request under this subsection, and (iii) Borrower's obligations hereunder or under any other Loan Documents are not increased or otherwise adversely affected thereby except for incidental costs and expenses such as recording fees and reasonable attorneys' fees and expenses.

          7.1.8. Collateral Pool Properties.

               7.1.8.1.  Borrower,  as a whole,  shall be in compliance with the
                    Sublimits set forth in Section 2.6.1 at such times as expressly required in this Agreement; and

               7.1.8.2. Each Property Borrower shall own at all times the entire equity interest in its respective Collateral Pool Property.

          7.1.9. Subsequent Periodic Valuations.

     Borrower shall cooperate with Lender and its agent and provide such information in its possession as such parties shall reasonably require to complete a new Valuation for each Collateral Pool Property.

          7.1.10. Special ERISA Related Covenants.

     The covenants set forth in this Section 7.1.10, shall only apply to the extent Borrower is at any time and from time to time subject to the provisions of ERISA.

               7.1.10.1. Borrower shall at all times be a "real estate operating company" within the meaning of such term contained in 29 CFR
                    Section 2510.3-101(d) or an entity whose underlying assets are not deemed to be assets of a Pension Plan as defined in
                    Section 3(3) of ERISA.

               7.1.10.2.  Borrower  shall,  and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Pension Plans and Benefit Arrangements. Without limiting the generality of the foregoing, Borrower shall cause all of its Pension Plans and all Pension Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Pension Plans, Benefit Arrangements and Multiemployer Plans.

               7.1.10.3. Borrower and members of the ERISA Group shall not:

               (i) fail to satisfy the minimum funding requirements of ERISA and the Internal Revenue Code with respect to any Pension Plan;

               (ii) request a minimum  funding waiver from the Internal  Revenue
                    Service with respect to any Pension Plan;

               (iii)engage in a Prohibited  Transaction  with any Pension  Plan,
                    Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

               (iv) permit the aggregate  actuarial present value of all benefit liabilities (whether or not vested) under each Pension Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Pension Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Pension Plan;

               (v) fail to make when due any contribution to any Multiemployer Plan that Borrower or any member of the ERISA Group may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

               (vi) withdraw  (completely or partially)  from any  Multiemployer
                    Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Pension Plan (as such term is defined in ERISA), where any such withdrawal is likely to result in a material liability of Borrower or any member of the ERISA Group;

               (vii)terminate,  or  institute  proceedings  to  terminate,   any
                    Pension Plan, where such termination is likely to result in a material liability to Borrower or any member of the ERISA Group;

               (viii) make any  amendment  to any Pension  Plan with  respect to which security is required under Section 307 of ERISA; or

               (ix) fail to give any and all  notices  and make all  disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change.

          7.1.11. Intentionally Omitted.

          7.1.12. Liens.

     Borrower shall not at any time create, incur, assume or suffer to exist any Lien on any of the Collateral Pool Properties, or agree or become liable to do so, except the Permitted Exceptions and any Liens created by or permitted pursuant to the Loan Documents. Upon Lender's reasonable request, Borrower shall promptly perform or cause to be performed, at Borrower's sole cost and expense, a title search satisfactory to Lender, demonstrating compliance with the provisions of this Section 7.1.12. Notwithstanding the foregoing, after prior written notice to Lender, Borrower, at its own expense, may (i) contest by appropriate legal, administrative or other proceeding, promptly initiated and conducted in good faith and with due diligence, (A) the amount, validity or application in whole or in part of any Lien, (B) the application of any instrument of record affecting any Collateral Pool Property or any part thereof (other than the Loan Documents), or (C) any claims or judgments of mechanics, materialmen, suppliers, vendors, or any other persons, and may (ii) withhold payment of the same pending such proceedings if permitted by law, provided that
(A) no Event of Default has occurred and remains uncured, except for, prior to acceleration, an Event of Default caused by the matter being contested, (B) such proceedings shall suspend any collection of the contested Lien from the applicable Collateral Pool Property, Borrower or Lender, or adequate time for the final determination of such contest shall remain prior to such collection,
(C) Borrower shall have furnished Lender with security (in an amount subject to Lender's reasonable approval) to insure the removal of the Lien, together with all reasonably anticipated interest and penalties thereon, and (D) Borrower shall promptly, upon the final determination of such contest, as applicable, pay the amount of any such Liens, together with all costs, interest and penalties which may be payable in connection therewith.

          7.1.13. Liquidations, Mergers, Consolidations, Acquisitions.

     Except as provided in Section 7.1.14, Borrower shall not dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person other than the Collateral Pool Properties and all of the membership interests of any Property Borrower provided any such Property Borrower becomes a Borrower pursuant to the Loan Documents.

          7.1.14. Dispositions of Assets.

               7.1.14.1. Except for Permitted  Transfers or in connection with a corporate merger or reorganization involving entities which both prior to and following such merger or reorganization were Affiliates of Borrower, Borrower shall not (i) sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, all or substantially all of its assets or (ii) transfer assets with the intent to hinder, delay or defraud any creditor, provided that the foregoing shall not be construed to prevent Borrower from selling, conveying or leasing its assets in the ordinary course of Borrower's business, in accordance with its organizational documents, for valid consideration of reasonably equivalent value, and as permitted pursuant to the terms of this Agreement, further provided that following any such transfer Borrower shall (a) remain solvent immediately thereafter and (b) retain sufficient capital to carry out its business as previously conducted.

               7.1.14.2. Notwithstanding the provisions of Section 7.1.14.1, the following transfers by Borrower are permitted without the consent of Lender:

                    7.1.14.2.1. A transfer that occurs by  inheritance,  devise, or bequest or by operation of law upon the death of a natural person who is an owner of a Collateral Pool Property or the owner of a direct or indirect ownership interest in Borrower;

                    7.1.14.2.2. The grant of a leasehold  interest in individual dwelling units or commercial spaces in accordance with the Security Instrument;

                    7.1.14.2.3. A sale or other  disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents;

                    7.1.14.2.4.  The creation of a mechanic's  or  materialmen's
                         lien  or  judgment  lien  against  a  Collateral   Pool
                         Property which is released of record or otherwise remedied to Lender's satisfaction within thirty (30) days of the date of creation;

                    7.1.14.2.5.  The  issuance  or  transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in Borrower, including all varieties of convertible debt, equity and other similar securities (including interests in Operating Partnership or MAA Texas convertible into interests in REIT); provided, however, that no Change in Control occurs as a result of such issuance or transfer, either upon such transfer or upon the subsequent conversion to equity of such convertible debt or other securities;

                    7.1.14.2.6.  A merger with or  acquisition of another entity by any Borrower, provided that (i) said Borrower is the surviving entity after such merger or acquisition, (ii) no Change in Control occurs, and (iii) such merger or acquisition does not result in an Event of Default, Potential Default, or Material Adverse Change;

                    7.1.14.2.7.  A transfer  in  connection  with any  addition, substitution, or release of any Collateral Pool Property pursuant to the terms and conditions of this Agreement.

               7.1.14.3.  Notwithstanding  the provisions of Section 7.1.14.1 or
                    Section 7.1.14.2, the following transfers by Borrower are permitted only with the consent of Lender:

                    7.1.14.3.1.  The grant of an  easement,  if (i) prior to the granting of the easement Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, (ii) Lender consents to such easement based upon Lender's determination that the easement will not result in a Material Adverse Change with respect to the applicable Collateral Pool Property or to Lender's interest therein and (iii) Borrower pays to Lender, on demand, all reasonable costs and expenses incurred by Lender in connection with Lender's review of said easement; Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (a) the grant of a utility easement connecting a Collateral Pool Property to a publicly operated utility, or (b) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not result in a Material Adverse Change with respect to the applicable Collateral Pool Property or Lender's interest therein.

          7.1.15. Affiliate Transactions.

     Except as approved in writing by Lender, Borrower shall not enter into or become a party to any contract, lease or other agreement with any Person directly or indirectly controlling, controlled by, or under common control with Borrower for the provision of any service, materials or supplies to any Collateral Pool Property (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment, or telephone services or equipment).

          7.1.16. Continuation of or Change in Business.

     Borrower shall not engage in any business activities except as permitted under its organizational documents and this Agreement.

          7.1.17. Changes in Organizational Documents; Name.

     Borrower and its general partners, managing members, limited partners or principals, as applicable, shall not (except for any Permitted Transfer) amend in any respect their respective certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, or limited partnership agreement (as applicable) or other formation agreement or other organizational documents without first sending notice to Lender and obtaining the prior written consent of Lender, which shall be granted or denied within thirty (30) Business Days of Lender's receipt of the proposed amendment, a brief explanation of its purpose and effect, and such other documents as Lender may reasonably request; provided, however, Borrower and such parties described herein shall have the right to make such amendments without Lender's consent so long as such amendments (i) do not materially change the terms of such referenced documents, (ii) do not result in an Event of Default or Material Adverse Change, and (iii) after giving effect to such amendment, Borrower shall be in compliance with all the provisions herein. Borrower shall not amend, revise or otherwise change its name in any respect, without the prior written consent of Lender.

          7.1.18. Properties Under Development.

     Except as disclosed to Lender in writing, no Collateral Pool Property shall be raw land or property under construction or development with respect to which property construction or reconstruction will be needed before the property can be leased to tenants paying rent.

          7.1.19. Further Documentation.

     In the event any further documentation or information is required by Lender to enable Lender to sell the Loan, Borrower shall provide, or cause to be provided to Lender, at Borrower's sole cost and expense, such documentation or information. Borrower shall execute and deliver to Lender such documentation, including, but not limited to, any amendments, corrections, deletions or additions to this Agreement, the Revolving Credit Note, and the other Loan Documents as is required by Lender; provided that Borrower shall not be required to do anything that has the effect of (i) changing the material economic or other business terms of this Agreement, the Revolving Credit Note, or any other Loan Documents or (ii) imposing on Borrower greater liability or obligation than that set forth in this Agreement, the Revolving Credit Note or any other Loan Documents.

          7.1.20. Compliance with Lender Requirements.

     Borrower shall comply with the requirements of Lender (a copy of which has been provided to Borrower) in order to enable Lender to sell the Loan, provided that Borrower shall not be required to do anything that has the effect of (i) changing the material economic or other business terms of this Agreement, the Revolving Credit Note, or any other Loan Documents or (ii) imposing on Borrower greater liability or obligation than that set forth in this Agreement, the Revolving Credit Note or any other Loan Documents.

          7.1.21. Subordination of Leases.

     Borrower covenants, if any lease of any Collateral Pool Property is not subordinate to the Security Instrument securing such Collateral Pool Property, Borrower shall (i) use a new standard lease form containing subordination language acceptable to Lender, for all new leases of such Collateral Pool Property; and (ii) execute the new form of lease on any renewal of any existing leases of such Collateral Pool Property.

          7.1.22. Enforceability of Loan Documents.

     In the event that any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof (except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right to specific performance) or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested, resulting in the failure to provide the practical benefit of the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby, Borrower (with Lender's cooperation) shall use best efforts to cure any such defect(s) in such Loan Document(s), provided that if Borrower is unable to cure any such defect(s) within a reasonable time period, not to exceed thirty (30) days, Lender may in its discretion, upon ten (10) days written notice to Borrower, accelerate Borrower's obligations under the Revolving Credit Note, except that if the Loan Documents lack enforceability through no fault of the Borrower as determined by Lender in its sole discretion, or as determined by a court of competent jurisdiction in a final, unappealable decision, Borrower shall have no obligation to pay the Prepayment Fee and the liquidated Unused Facility Fee, Minimum Usage Fee, and Minimum Servicing Fee otherwise due hereunder, provided that the foregoing shall not excuse Borrower from performance of all actions necessary to terminate each Qualifying Rate Swap Agreement, which shall include, but not be limited to, compliance with all notice requirements under each Qualifying Rate Swap Agreement and the deposit with Lender for payment to the applicable counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees.

          7.1.23. ERISA Matters.

     The provisions set forth in this Section 7.1.23, shall only apply to the extent Borrower is at any time and from time to time subject to the provisions of ERISA. In the event that any of the following occurs: (i) any Reportable Event, which Lender determines in good faith constitutes grounds for the termination of any Pension Plan by the PBGC or the appointment of a trustee to administer or liquidate any Pension Plan, shall have occurred and be continuing;
(ii) proceedings shall have been instituted or other action taken to terminate any Pension Plan, or a termination notice shall have been filed with respect to any Pension Plan; (iii) a trustee shall be appointed to administer or liquidate any Pension Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer or liquidate any Pension Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv above, Lender determines in good faith that the amount of Borrower's liability is likely to cause a Material Adverse Change; (v) Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Pension Plan or a Multiemployer Plan; (vi) Borrower or any member of the ERISA Group shall make any amendment to a Pension Plan with respect to which security is required under Section 307 of ERISA; (vii) Borrower or any member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; or (viii) any applicable Law, rule or regulation is adopted, changed or interpreted by any governmental authority or agency or court with respect to or otherwise affecting one or more Pension Plans, Multiemployer Plans or Benefit Arrangements; and, with respect to any of the events specified in
(v), (vi), (vii) or (viii), Lender determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by Borrower and the other members of the ERISA Group, Borrower shall use best efforts to cure such occurrence(s), provided that if Borrower is unable to cure any such occurrence(s) within a reasonable time period, not to exceed thirty (30) days, Lender may in its discretion, upon ten
(10) days notice to Borrower, accelerate Borrower's obligations under the Revolving Credit Note.

     7.2. Reporting Requirements.

     Borrower covenants and agrees that until the later of (i) payment in full of the Loan and satisfaction of all of Borrower's other Obligations hereunder and under the other Loan Documents, including, but not limited to, performance of all actions necessary to terminate each Qualifying Rate Swap Agreement, which shall include, but not be limited to, compliance with all notice requirements under each Qualifying Rate Swap Agreement and the deposit with Lender for payment to the applicable counterparty of each Qualifying Rate Swap Agreement, any payments due under any Qualifying Rate Swap Agreement and all Hedge Fees and
(ii) the  Expiration  Date,  Borrower  will  furnish or cause to be furnished to
Lender:

          7.2.1. Notice of Default.

     If to Borrower's knowledge an Event of Default or Potential Default has occurred with respect to Borrower, a certificate signed by an Authorized Officer of Borrower setting forth the details of such Event of Default or Potential Default and the actions that Borrower proposes to take with respect thereto;

          7.2.2. Notice of Litigation.

     Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person which (a) relate to the Collateral, or (b) involve a claim or series of claims in excess of One Million and NO/100 Dollars ($1,000,000.00) which is not covered by Borrower's insurance policies and which if adversely determined would constitute a Material Adverse Change; and

          7.2.3. Other Required Notice.

     Borrower shall promptly notify Lender of any Material Adverse Change affecting Borrower, any Collateral Pool Property, this Agreement or the other Loan Documents taken as a whole, including, without limitation;

               7.2.3.1.  Regulatory  Proceedings.  The  receipt of notice of the commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would cause, or may reasonably be expected to cause, a Material Adverse Change;

               7.2.3.2. Bankruptcy Proceedings. The receipt of the notice of the commencement of any proceedings by or against Borrower under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

               7.2.3.3. Regulatory Supervision or Penalty. The receipt of notice from any Official Body having jurisdiction over Borrower that (i) Borrower is being placed under regulatory supervision, (ii) any license, necessary permit, charter, membership or registration material to the conduct of Borrower's business or the Collateral Pool Properties is to be suspended or revoked or (iii) Borrower is to cease and desist any practice, procedure or policy employed by
                    Borrower, as the case may be, in the conduct of its business, and such cessation would cause, or may reasonably be expected to cause, a Material Adverse Change;

               7.2.3.4.  Environmental Claim. The receipt from any Official Body or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Collateral Pool Property or any of the other assets of a Borrower;

               7.2.3.5.   Accounting   Changes.   Any  material  change  in  any
                    Borrower's   accounting   policies  or  financial  reporting
                    practices;

               7.2.3.6. Legal and Regulatory  Status. The occurrence of any act, omission, change or event, including any approval by an Official Body, the result of which is to change or alter in any way the legal or regulatory status of any Borrower; and

               7.2.3.7.  Default on  Indebtedness.  The  occurrence of any event that results in or could result in (i) any imminent default, default or waiver of default in respect of any indebtedness having an unpaid principal balance of $1,000,000 or more,
                    (ii) the failure of any Borrower to pay when due or within any applicable grace period any indebtedness of any Borrower, or (iii) any indebtedness of any Borrower becoming due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness.

     7.3. Additional Affirmative Covenants.

          7.3.1. Each Borrower, with respect to itself, agrees and covenants with Lender that, at all times during the term of this Agreement:

               7.3.1.1.  Maintenance  of REIT  Status.  During  the term of this
                    Agreement, REIT shall qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and will not be engaged in any activities which would jeopardize such qualification and tax treatment.

               7.3.1.2.  Financial  Statements;   Accountants'  Reports;   Other
                    Information. Borrower shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of Borrower's financial transactions and assets and (y) the results of the operation of each Collateral Pool Property and copies of all written contracts, leases and other instruments which affect each Collateral Pool Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, Borrower shall furnish, or cause to be furnished, to Lender:

               (a) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the close of its fiscal year during the term of this Agreement, the audited balance sheet of REIT and its subsidiaries as of the end of such fiscal year, the audited statement of income, equity and retained earnings of REIT and its subsidiaries for such fiscal year and the audited statement of cash flows of REIT and its subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of REIT's independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

               (b) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after each of the first three fiscal quarters of each fiscal year during the term of this Agreement, the unaudited balance sheet of REIT and its subsidiaries as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of REIT and its subsidiaries and the unaudited statement of cash flows of REIT and its subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer of REIT (who shall be an Authorized Officer) to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

               (c) Quarterly Property Statements. As soon as available, and in any event within forty-five (45) days after each calendar quarter, a statement of income and expenses of each Collateral Pool Property accompanied by a certificate of the Chief Financial Officer of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Collateral Pool Property for the period indicated.

               (d) Annual Property Statements. On an annual basis, within the first forty-five (45) days of the applicable calendar year, an annual statement of income and expenses of each Collateral Pool Property accompanied by a certificate of the Chief Financial Officer of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Collateral Pool Property for the period indicated.

               (e) Updated Rent Rolls. Upon Lender's request (but not more frequently than quarterly), a current rent roll for each Collateral Pool Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and accompanied by a certificate of the Chief Financial Officer of Borrower to the effect that each such rent roll fairly, accurately and completely presents the information required therein.

               (f) Security Deposit Information. Upon Lender's request, an accounting of all security deposits held in connection with any lease of any part of any Collateral Pool Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

               (g) Security Law Reporting Information. So long as REIT is a reporting company under the Securities and Exchange Act of 1934, promptly upon becoming available, (a) copies of all financial statements, reports and proxy statements sent or made available generally by REIT, or any Person directly or indirectly controlling, controlled by, or under common control with REIT, to their respective security holders, (b) all regular and periodic reports and all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or a similar form) and prospectuses, if any, filed by REIT, or any Person directly or indirectly controlling, controlled by, or under common control with REIT, with the Securities and Exchange Commission or other Governmental Authorities, and (c) all statements made available generally by REIT, or any Person directly or indirectly controlling, controlled by, or under common control with REIT, to the public concerning material developments in the business of REIT or any Person directly or indirectly controlling, controlled by, or under common control with REIT.

               (h) Accountants' Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that Borrower shall only be required to deliver such reports and management letters to the extent that they relate to any Borrower or any Collateral Pool Property.

               (i) Annual Budgets. Promptly, and in any event within sixty (60) days after the start of the calendar year, an annual budget for each Collateral Pool Property for such calendar year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Collateral Pool Property.

               (j) Borrower Plans and Projections. If prepared by Borrower, within ninety (90) days after the beginning of each fiscal year, copies of (i) Borrower's business plan for the current and the succeeding fiscal year, (ii) Borrower's annual budget (including capital expenditure budgets) and projected budgets for each Collateral Pool Property for the current and the succeeding calendar year; and (iii) Borrower's financial projections for the current and the succeeding fiscal year, as prepared by Borrower's Chief Financial Officer and in a format and with such detail as Lender may require.

               (k) Strategic Plan. Within ninety (90) days after the end of each fiscal year of Borrower, Borrower shall deliver to Lender a written narrative discussing Borrower's publicly disclosed short and long range plans, including its plans for operations, mergers, acquisitions and management, and accompanied by supporting financial projections and schedules, certified by a member of Senior Management as true, correct and complete ("Strategic Plan") If Borrower's Strategic Plan materially changes, then such person shall deliver to Lender the Strategic Plan as so changed.

               (l)  Annual Rental and Sales Comparable  Analysis.  Within thirty
                    (30) days after Lender's request, a rental and sales comparable analysis of the local real estate market in which each Collateral Pool Property is located, in a form approved by Lender.

               (m) Federal Tax Returns. Upon request of Lender, the federal tax returns of Borrower.

               (n) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by Borrower pursuant to the Loan Documents or requested by Lender with respect to Borrower's business affairs or condition (financial or otherwise) or any of the Collateral Pool Properties.

               (o) Certification. All certifications required to be delivered pursuant to this Section 7.3 shall run directly to and be for the benefit of Lender.

               7.3.1.3.  Certificate  of  Compliance.  Borrower shall deliver to
                    Lender concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to Section 7.3.1.2(a) and (b) above a certificate signed by the Chief Financial Officer of Borrower stating that, to the best knowledge of such individual following reasonable inquiry, (i) setting forth in reasonable detail the calculations required to establish whether each Borrower was in compliance with the requirements of Sections 7.5.1.1 through 7.5.1.5 on the date of such financial statements, and (ii) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Default has occurred, or if an Event of Default or Potential Default has occurred, specifying the nature thereof in reasonable detail and the action which the relevant Borrower is taking or proposes to take with respect thereto. Any certificate required by this Section 7.3.1.3 shall run directly to and be for the benefit of Lender.

               7.3.1.4. Maintain  Licenses.  Borrower shall procure and maintain in full force and effect all licenses, necessary permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, necessary permits, charters and registrations.

               7.3.1.5.  Access  to  Records;   Discussions  With  Officers  and
                    Accountants. To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, Borrower shall permit Lender:

               (a) to inspect, make copies and abstracts of, and have reviewed or audited, such of Borrower's books and records as may relate to the Loan or any Collateral Pool Property, subject to the provisions of Section 7.1.4;

               (b) to discuss Borrower's affairs, finances and accounts with any of Borrower's officers, partners and employees;

               (c) to discuss the Collateral Pool Properties' conditions, operations or maintenance with the managers of such Collateral Pool Properties and the officers and employees of Borrower;

               (d) to discuss Borrower's affairs, finances and accounts with its independent public accountants; and

               (e)  to  receive  any  other   information   that  Lender   deems
                    reasonably necessary or relevant in connection with any Loan Request, any Loan Document or the Loan.

               7.3.1.6.  Compliance with Applicable Laws.  Borrower shall comply in all material respects with all Laws now or hereafter affecting any Collateral Pool Property or any part of any Collateral Pool Property or requiring any alterations, repairs or improvements to any Collateral Pool Property. Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all necessary permits.

               7.3.1.7. Defense of Actions.  Borrower shall appear in and defend any action or proceeding purporting to affect the security for this Agreement or the rights or power of the Lender hereunder, and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys' fees, in any such action or proceeding in which Lender may appear. If Borrower fails to perform any of the covenants or agreements contained in this Agreement, or if any action or proceeding is commenced that is not diligently defended by Borrower which affects in any material respect Lender's interest in any Collateral Pool Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Law, whether now existing or hereafter enacted or amended, then Lender may, but without obligation to do so and without notice to or demand upon Borrower and without releasing Borrower from any Obligation, make such appearances, disburse such sums and take such action as Lender deems necessary or appropriate to protect Lender's interest, including disbursement of attorney's fees, entry upon such Collateral Pool Property to make repairs or take other action to protect the security of said Collateral Pool Property, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Lender appears to be prior or superior to the Loan Documents. In the event (i) that any Security Instrument is foreclosed in whole or in part or that any Loan Document is put into the hands of an attorney for collection, suit, action or foreclosure, or
                    (ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Security Instrument or any Loan Document in which proceeding Lender is made a party or (iii) of the bankruptcy of Borrower or an assignment by Borrower for the benefit of their respective creditors, Borrower shall be chargeable with and agrees to pay all reasonable costs of collection and defense, including actual attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

               7.3.1.8. Alterations to the Collateral Pool Properties. Except as
                    otherwise provided in the Loan Documents, Borrower shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, "Alterations") to the Collateral Pool Property(ies) which it owns without the prior consent of Lender; provided, however, that in any case, no such Alteration shall be made to any Collateral Pool Property without the prior written consent of Lender if (i) such Alteration could reasonably be expected to adversely affect the value of such Collateral Pool Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date such property became Collateral,
                    (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Collateral Pool Property such that tenants in occupancy with respect to five percent (5%) or more of the leases would be permitted to terminate their leases or to abate the payment of all or any portion of their rent, or
                    (iii) such  Alteration will be completed in more than twelve
                    (12)  months  from the date of  commencement  or in the last year of the term of this Agreement. Notwithstanding the foregoing, Borrower must obtain Lender's prior written consent to construct Alterations with respect to the Collateral Pool Property costing in excess of, with respect to any Collateral Pool Property, the lesser of (a), the number of units in such Collateral Pool Property multiplied by Two Thousand and NO/100 Dollars ($2,000.00), or (b) Three Hundred Fifty Thousand and NO/100 Dollars ($350,000.00), and Borrower must give prior written notice to the Lender of its intent to construct Alterations with respect to such Collateral Pool Property costing in excess of One Hundred and Fifty Thousand and NO/100 Dollars ($150,000.00); provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower as part of Borrower's routine maintenance and repair of the Collateral Pool Properties as required by the Loan Documents.

               7.3.1.9.  Monitoring  Compliance.  Upon the  request of Lender or
                    Servicer, from time to time, Borrower shall promptly provide to Lender or Servicer such documents, certificates and other information as may reasonably be deemed necessary to enable Lender or Servicer to perform their respective functions under the Servicing Agreement.

               7.3.1.10. Leases. Each unit in each Collateral Pool Property will be leased pursuant to the form lease delivered to, and acceptable to, Lender, with no material modifications to such approved form lease, except as disclosed in writing to Lender.

               7.3.1.11. Change in Senior Management.

               (a) REIT shall give Lender notice of any change in the identity of Senior Management.

               (b)  Within  thirty (30)  Business  Days after  receipt of REIT's notice pursuant to Section 7.3.1.11(a), Lender shall have the right to terminate this Agreement and the parties' obligations under the Loan Documents by giving notice of such termination to Borrower. In such event, this Agreement and the parties' obligations under the Loan Documents shall terminate with the same effect as if Borrower had elected to terminate this Agreement pursuant to Section 2.14.1.1 (including Borrower's obligation, to pay in full all of the Borrowing Tranches outstanding on the Expiration Date, including any other charges under the Revolving Credit Note, this Agreement, or any other Loan Documents; provided however, that Borrower shall not be obligated to pay fees or charges described in Section 2.14.2.2 other than the
                    Prepayment Fee), except that, for these purposes, the Expiration Date shall be the one hundred and eightieth (180th) day after the date on which Borrower first receives Lender's termination notice.

               (c) If Lender exercises its termination right pursuant to subsection (b), Borrower shall have a period of one hundred twenty (120) days, commencing with the date on which Borrower receives Lender's termination notice, to request that Lender rescind its termination notice. Borrower may include in its request any undertakings which Borrower is willing to make in order to obtain such a rescission. Lender shall give Borrower notice of its acceptance or rejection of Borrower's request within thirty (30) Business Days after Borrower makes the request. If Lender accepts the request, Lender shall give Borrower a notice that the termination notice shall be deemed rescinded and of no further force or effect, and this Agreement and the Credit Facility shall continue in accordance with, and subject to the terms, conditions and limitations contained in, this Agreement.

               7.3.1.12.  Date-Down  Endorsements.  At any time and from time to time, a Lender may obtain an endorsement to each title insurance policy containing a revolving credit endorsement, in form and substance satisfactory to Lender, amending the effective date of the applicable title insurance policy to the date of the title search performed in connection with the endorsement. Borrower shall pay for the cost and expenses incurred by Lender to the title company in obtaining such endorsement, provided that, for each title insurance policy, it shall not be liable to pay for more than one such endorsement in any consecutive twelve (12) month period.

     In the event of any conflict  between the terms and  provisions  of Section
7.3 and the terms and provisions of any other section of this Agreement, the terms and provisions of such other section shall prevail and the terms and provisions of Section 7.3 shall be subordinate thereto.

     7.4. Additional Negative Covenants.

          7.4.1. Each Borrower, with respect to itself, agrees and covenants with Lender that, at all times during the term of this Agreement:

               7.4.1.1.  Zoning.  Borrower  shall not initiate or consent to any zoning reclassification of any Collateral Pool Property or seek any variance under any zoning ordinance or use or permit the use of any Collateral Pool Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.

               7.4.1.2.  Principal Place of Business.  Borrower shall not change the location of its books and records, without first giving thirty (30) days' prior written notice to Lender.

               7.4.1.3.  Condominiums.  Borrower shall not submit any Collateral
                    Pool Property to a condominium regime during the term of this Agreement.

               7.4.1.4.  Restrictions  on  Partnership  Distributions.  Borrower
                    shall not make any distributions of any nature or kind whatsoever to the owners of its ownership interests as such if, at the time of such distribution, a Potential Default or an Event of Default has occurred and remains uncured.

               7.4.1.5. Lines of Business.  Borrower shall not be  substantially involved in any businesses other than the acquisition, ownership, development, construction, leasing, financing or management, directly or through Affiliates, of multifamily residential properties, and the conduct of these businesses shall not violate the organizational documents pursuant to which it is formed.

               7.4.1.6.   Limitation  on   Unimproved   Real  Property  and  New
                    Construction. Borrower shall not permit:

               (a) the value of its real property which is not improved (except real property on which phases of a Collateral Pool Property are contemplated to be constructed) by one or more buildings leased, or held out for lease, to third parties ("Unimproved Real Property") to exceed ten percent (10%) of the value of all of its "Real Estate Assets" (as that term is defined in Section 856(c)(6)(B) of the Internal Revenue Code and the regulations thereunder); and

               (b)  the sum of (i) the value of its Unimproved Real Property and
                    (ii) the value of its Real Estate Assets which are under construction or subject to substantial rehabilitation to exceed twenty percent (20%) of the value of all of its Real Estate Assets.

     All of the foregoing values shall be reasonably determined by Lender.

               7.4.1.7.  Dividend  Payout.  Borrower  shall not make a  dividend payment (including both common stock dividends, unitholder distributions, and preferred stock dividends) which is greater than ninety percent (90%) of Funds from Operations or that would otherwise violate the United States federal tax laws governing the qualifications of real estate investment trusts. Upon written pre-approval of Lender, exceptions may be made where the Board of Directors of REIT determines, in good faith, that a special dividend must be paid to avoid taxes due to excess gains from the sale of multifamily residential properties. In determining compliance with the dividend payout ratio set forth herein, the amount of dividends paid and Funds from Operations shall be calculated for the trailing twelve (12) month period preceding the date of determination.

     In the event of any conflict  between the terms and  provisions  of Section
7.4 and the terms and provisions of any other section of this Agreement, the terms and provisions of such other section shall prevail and the terms and provisions of Section 7.4 shall be subordinate thereto.

     7.5. Additional Financial Covenants.

          7.5.1. Each Borrower, except those subject to pass-through tax classification, agrees and covenants with Lender that, at all times during the term of this Agreement:

               7.5.1.1. Compliance with  Concentration  Test.  Borrower shall at all times maintain the Collateral so that the aggregate Market Values of any group of Collateral Pool Properties located within a one mile radius shall not exceed twenty-five percent (25%) of the aggregate Market Values of all Collateral Pool Properties.

               7.5.1.2. Compliance with REIT's Net Worth Test. The REIT shall at all times maintain its Net Worth so that it is not less than the highest Net Worth covenant required by any other financial institution where REIT maintains a bank line (whether secured or unsecured), but in no event less than Five Hundred Fifty Million and NO/100 Dollars ($550,000,000) plus sixty-five percent (65%) of proceeds (less all reasonable and customary expenses and costs) of equity offerings, net of redemptions, consummated by the REIT after June 29, 2004.

               7.5.1.3.   Compliance   with   REIT's   Total   Indebtedness   to
                    Consolidated Total Assets Ratio. REIT shall not permit the ratio of Consolidated Total Indebtedness to Consolidated Total Assets to exceed sixty percent (60%) at any time.

               7.5.1.4. Compliance with REIT's  Consolidated  EBITDA to Interest
                    Ratio. REIT shall not permit the Consolidated EBITDA to Interest Ratio computed for any fiscal quarter to be less than two hundred percent (200%) for any period of four (4) consecutive fiscal quarters (treated as a single accounting period).

               7.5.1.5.  Compliance  with  REIT's  Consolidated  EBITDA to Fixed
                    Charges Ratio. REIT shall not permit the Consolidated EBITDA to Fixed Charges Ratio computed for any fiscal quarter or year to be less than one hundred fifty percent (150%) for any period of four (4) consecutive fiscal quarters (treated as a single accounting period).

     In the event of any conflict  between the terms and  provisions  of Section
7.5 and the terms and provisions of any other section of this Agreement, the terms and provisions of such other section shall prevail and the terms and provisions of Section 7.5 shall be subordinate thereto.

8.   DEFAULT

     8.1. Events of Default.

     The occurrence or existence of any one or more of the following events or conditions after any applicable cure period (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law) shall be an "Event of Default":

          8.1.1. Payments Under Loan Documents.

     Borrower shall fail to pay any principal under any Borrowing Tranche (including scheduled installments, mandatory prepayments or the payment due at maturity), or shall fail to pay any interest on any Loan or any other amount owing hereunder or under any other Loan Documents or under any Qualifying Rate Cap Agreements or Qualifying Rate Swap Agreements after such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

          8.1.2. Breach of Representation or Warranty.

     Any representation or warranty made at any time by Borrower herein or in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished and the result of such false or misleading representation, warranty, certificate, other instrument or statement is a Material Adverse Change which is not cured within thirty (30) days after written notice thereof from Lender to Borrower, or within such additional reasonable time as may be necessary, in Lender's judgment to cure such breach, in the event Borrower commences such cure within such thirty (30) day period and thereafter diligently pursues such cure, not to exceed sixty (60) additional days;

          8.1.3. Breach of Covenant.

     Borrower shall be in default in the observance or performance of any covenant, condition or provision of this Agreement or under any other Loan Document (other than any default specified as an "Event of Default" under (i) the other provisions of this Article 8 or (ii) Sections 22(a) through (f) of any Security Instrument with respect to the initial Collateral Pool Property(ies) (or the same sections or any similar sections of any Security Instrument with respect to any future Collateral Pool Property(ies)), and shall fail to cure such default within thirty (30) days after written notice thereof from Lender to Borrower of such default, provided that, no such notice or grace period shall apply in the case of any default which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Agreement or any of the other Loan Documents, result in harm to Lender, impairment of the Note, or any rights of Lender under this Agreement or any security given under any other Loan Document;

          8.1.4. Event of Default under the Loan Documents.

     Borrower shall be in default under any provision of the Revolving Credit Note, or any other Loan Document, including, without limitation, any Security Instrument, beyond any applicable cure period;

          8.1.5. Final Judgments or Orders.

     Any final judgments or orders for the payment of money in excess of Five Hundred Thousand and NO/100 Dollars ($500,000.00) in the aggregate shall be entered against Borrower by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry or which is not otherwise covered by insurance;

          8.1.6. Notice of Lien or Assessment.

     A notice of Lien or assessment in excess of One Million Dollars and NO/100 ($1,000,000.00) which is not a Permitted Exception is filed of record with respect to all or any part of any of Borrower's assets, or any taxes or debts owing at any time or times hereafter to the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, becomes payable and the same is not paid or otherwise discharged within thirty (30) days after the same becomes payable, unless the same is being contested in accordance with the Loan Documents;

          8.1.7. Insolvency.

     Borrower ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

          8.1.8. Cessation of Business.

     Borrower ceases to conduct the business of Borrower, or Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of the business of Borrower, and such injunction, restraint or other preventive order is not dismissed within ten (10) Business Days after the entry thereof;

          8.1.9. Lien Priority.

     The Liens granted to and for the benefit of Lender do not constitute valid first priority Liens (subject to Permitted Exceptions) under applicable Laws and such default shall continue unremedied for a period of thirty (30) Business Days after Borrower's knowledge of the occurrence thereof or such additional reasonable time period necessary to cure such default, in the event Borrower commences such cure within such thirty (30) day period and thereafter diligently pursues such cure, not to exceed sixty (60) additional days (such cure period to be applicable only in the event such default can be remedied by corrective action of Borrower to the satisfaction of Lender as determined by Lender in its reasonable discretion); or

          8.1.10. Bankruptcy and Other Proceedings.

     Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an involuntary case is commenced against Borrower by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights and is not dismissed or discharged within sixty (60) days after filing.

          8.1.11. Material Adverse Change.

     There shall occur a Material Adverse Change which is not corrected to the reasonable satisfaction of Lender within thirty (30) days after the occurrence of such Material Adverse Change, or such additional reasonable time period necessary to cure such Material Adverse Change, in the event Borrower commences such cure within such thirty (30) day period and thereafter diligently pursues such cure, not to exceed thirty (30) additional days (such cure period to be applicable only in the event such default can be remedied by corrective action of Borrower to the satisfaction of Lender as determined by Lender in its reasonable discretion).

     8.2. Consequences of Event of Default.

          8.2.1. Remedies Cumulative.

     Upon an Event of Default under Section 8.1 Lender shall be entitled to all of the rights and remedies granted to Lender under the Loan Documents and applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law.

          8.2.2. Acceleration of Loan.

     Upon an Event of Default, Lender shall be entitled,  without limitation, to
(a) accelerate the Loan and all of Borrower's Obligations hereunder, and to (b) collect as liquidated damages (i) a Prepayment Fee applicable to any outstanding Borrowing Tranches, (iii) any Hedge Fees and other costs and expenses it may incur in terminating any Qualifying Rate Swap Agreement, (iii) the liquidated Unused Facility Fee, (iv) the liquidated Minimum Usage Fee, and (v) the liquidated Minimum Servicing Fee, all in accordance with Section 2.14.2.

     8.3. Notice of Sale.

     Any notice required to be given by Lender of a sale, lease, or other disposition of the Collateral or any other intended action by Lender under the Uniform Commercial Code, if given in writing at least ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to Borrower.

9.   MISCELLANEOUS

     9.1. Cooperation by Borrower; Borrower's Obligations.

     Borrower grants to Lender the right to distribute on a confidential basis financial and other information concerning Borrower, each indemnitor, other Person, the Collateral Pool Properties, and other pertinent information with respect to the Loan to any party purchasing securities issued by Lender.

     9.2. Successors and Assigns.

     This Agreement shall be binding upon and shall inure to the benefit of Lender, Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its respective rights or Obligations hereunder or any interest herein without Lender's prior written consent.

     9.3. Modifications, Amendments or Waivers.

     Lender and Borrower may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of Lender or Borrower hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of Borrower hereunder or thereunder. Any such written agreement, waiver or consent shall be effective to bind Lender and Borrower.

     9.4. Forbearance.

     Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Loan; reduce the payments due under this Agreement, the Revolving Credit Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Agreement, the Revolving Credit Note, or any other Loan Document; modify the terms and time of payment of the Loan; join in any extension or subordination agreement; release any Collateral Pool Property; take or release other or additional security; modify the rate of interest or period of amortization of the Revolving Credit Note or change the amount of the monthly installments payable under the Revolving Credit Note; and otherwise modify this Agreement, the Revolving Credit Note, or any other Loan Document.

     Any forbearance by Lender in exercising any right or remedy under the Revolving Credit Note, this Agreement, or any other Loan Document or otherwise afforded by applicable Law, shall be in writing and shall not be deemed a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Loan after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Loan or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Loan shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds shall not operate to cure or waive any Event of Default.

     9.5. Remedies Cumulative.

     Each right and remedy provided in this Agreement is distinct from all other rights or remedies under this Agreement or any other Loan Document or afforded by applicable Law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

     9.6. Reimbursement and Indemnification of Lender and Servicer by Borrower; Taxes.

     Borrower agrees unconditionally upon demand to pay or reimburse to Lender and Servicer and to hold Lender and Servicer harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for Lender and Servicer, incurred by Lender and Servicer (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder including, without limitation, any Rate Cap Agreements or Rate Swap Agreements,
(b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender or Servicer, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by Lender or Servicer hereunder or thereunder, provided that no Borrower shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from Lender's negligent act or omission or willful misconduct or breach of this Agreement or any action taken with respect to a Collateral Pool Property after Lender has acquired title to such Collateral Pool Property in a foreclosure proceeding, or (B) if Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that Borrower shall remain liable to the extent such failure to give notice does not result in a loss to Borrower). Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by Lender to be payable in connection with this Agreement or any other Loan Document, and Borrower agrees unconditionally to hold Lender and Servicer harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

     9.7. Holidays.

     Whenever the funding of a Borrowing Tranche hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loan shall be due on the Business Day preceding the Expiration
Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loan) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

     9.8. Notices.

     All notices, requests, demands, directions and other communications given to or made upon any party hereto under the provisions of this Agreement shall be in writing unless otherwise expressly provided hereunder and shall be delivered or sent, if to Lender, to Lender at the address and numbers set forth below, and if to Borrower or Proposed Borrower, to each of them at the addresses and numbers set forth below, or in accordance with any subsequent unrevoked written direction from any party to the others. Each notice shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee if by hand delivery; (2) the first Business Day after the notice if delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.

                  Lender's Notice Address and Numbers:
                  Financial Federal Savings Bank
                  6305 Humphreys Blvd., Suite 100
                  Memphis, TN 38120
                  Attention:  Jon Van Hoozer, Vice President
                  Fax:  (615) 297-7265

                  with a copy to:

                  Financial Federal Savings Bank
                  2104 Portland Avenue
                  Nashville, TN 37212
                  Attention:  Steve Curnutte, Senior Vice President
                  Fax:  (615) 297-7265

                  Borrower's Notice Address:

                  Mid-America Apartment Communities, Inc.
                  Mid-America Apartments, L.P.
                  Mid-America Apartments of Texas, L.P.
                  6584 Poplar Avenue, Suite 300
                  Memphis, TN 38138
                  Attention:  Simon R.C. Wadsworth
                  Fax: (901) 682-6667

                  with a copy to:

                  Bass, Berry & Sims PLC
                  100 Peabody Place, Suite 900
                  Memphis, Tennessee 38103
                  Attention: John A. Stemmler
                  Fax: (901) 543-5999

     9.9. Severability.

     The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Agreement contains the entire agreement between the parties as to the rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

     9.10. Governing Law; Consent to Jurisdiction and Venue.

     This Agreement, and any Loan Document which does not itself expressly identify the Law that is to apply to it, shall be governed by the Laws of the Commonwealth of Virginia. Borrower agrees that any controversy arising under or in relation to this Agreement or any other Loan Document which does not expressly identify the Law that is to apply to it, shall be litigated exclusively in the courts of the Commonwealth of Virginia. The state and federal courts and authorities with jurisdiction in the Commonwealth of Virginia shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Agreement. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

     9.11. Prior Understanding.

     This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

     9.12. Duration; Survival.

     All representations and warranties of Borrower contained herein or made in connection herewith shall survive the funding of the initial advance hereunder and shall not be waived by the execution and delivery of this Agreement, any investigation by Lender, the funding of any Borrowing Tranche, or payment in full of the Loan. All covenants and agreements of Borrower contained herein shall continue in full force and effect from and after the date hereof so long as Borrower may borrow hereunder and until the later of (i) the Expiration Date or (ii) the payment in full of the Obligations. All covenants and agreements of Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Note, shall survive payment in full of the Loan and the Expiration Date until the full and final payment of all such principal, interest, premiums, additional compensation, expenses or indemnification due under this Agreement and the Loan Documents. Notwithstanding any of the foregoing to the contrary, in no event shall (a) the release of Lender's Lien on any Collateral Pool Property, (b) the maturity, expiration or early termination of the Revolving Credit Note, or (c) the expiration or early termination of this Agreement, be deemed to terminate any covenants, agreements, representations or warranties contained in this Agreement, the Note or any of the other Loan Documents to the extent that such covenant, agreement, representation or warranty shall, by its terms, survive the release, maturity, expiration or early termination of this Agreement, the Note or any of the other Loan Documents.

     9.13. Disclosure of Information.

     Lender may furnish information regarding Borrower or the Collateral Pool Properties to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Loan, including, but not limited to, trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable Law to prohibit such disclosure, including, but not limited to, any right of privacy.

     9.14. Exceptions.

     The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

     9.15. Relationship of Parties; No Third Parties Benefited.

     The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Agreement shall create any other relationship between Lender and Borrower. No creditor of any party to this Agreement and no other person shall be a third party beneficiary of this Agreement or any other Loan Document. Without limiting the generality of the preceding sentence, (i) an agreement, if any, including any Servicing Agreement, between Lender and Servicer for interim advancement of funds shall constitute a contractual obligation of such Servicer that is independent of the obligation of Borrower for the payment of the Loan, (ii) Borrower shall not be a third party beneficiary of any Servicing Agreement, and (iii) no payment by Servicer under any such agreement will reduce the outstanding principal amount of the Loan or any interest accrued thereon.

     9.16. Authority to File Notices.

     Borrower irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, with full power of substitution, to file for record, at Borrower's cost and expense and in Borrower's name, any notices that Lender considers reasonably necessary or desirable to protect the Collateral.

     9.17. WAIVER OF TRIAL BY JURY.

     BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


                     /s/AC
                    Initials of the Authorized Officer of Mid-America Apartment Communities, Inc.


                     /s/AC
                    Initials  of  the   Authorized   Officer  of  Mid-   America
                    Apartments, L.P.


                     /s/JAG
                    Initials  of  the   Authorized   Officer  of  Mid-   America
                    Apartments Texas, L.P.


     9.18.Qualifying Rate Swap Agreements. Notwithstanding anything to the contrary contained herein, upon the termination of this Agreement and repayment of the Loan in full, in lieu of terminating each Qualifying Rate Swap Agreement, Borrower may cause the applicable counterparty to deliver to Lender, in form and substance satisfactory to Lender, an agreement to terminate the related Swap Credit Enhancement Agreement (or any similar agreement pursuant to which Lender has provided any credit enhancement with respect to a Rate Swap Agreement) in form and substance satisfactory to Lender, effective as of the date on which this Agreement is terminated and the Loan is paid in full.

     9.19. Interpretation.

     Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the articles, sections and schedules of this Agreement are for convenience only and do not define or limit any terms or provisions. In the event of a conflict between the terms of the other Loan Documents and the terms of this Agreement, the terms of this Agreement shall control.

     9.20. Brokerage Fee.

     Borrower represents to Lender that no broker or other Person is entitled to a brokerage fee or commission as a result of Borrower's actions or undertakings in connection with the financing contemplated hereunder and agrees to hold Lender harmless from all claims for brokerage commissions which may be made as a result of such actions or undertakings, if any.

     9.21. Advertising.

     Lender may include the name of Borrower, the name and location of any Collateral Pool Property, the Commitment and the number of apartment units contained in any Collateral Pool Property on Lender's client list and in any typical advertisement.

     9.22. Time of Essence.

     Time is of the essence with respect to each obligation of Borrower and Lender hereunder.

     9.23. Counterparts.

     This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

     9.24. Interpretation of Certain Representations, Warranties and Covenants.

     Notwithstanding anything set forth herein to the contrary, the representations, warranties and covenants with respect to any particular
Collateral Pool Property shall be deemed to be made only by the Property Borrower which owns the applicable Collateral Pool Property and, to the extent applicable, the Persons comprising said Property Borrower.





                    [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                        BORROWER:

WITNESS:                MID-AMERICA APARTMENT COMMUNITIES, INC.

/s/John A Stemmler      By:      /s/Al Campbell
                                 Name:  Al Campbell
Seal                             Title:  Senior Vice-President and Treasurer



WITNESS:                MID-AMERICA APARTMENTS, L.P.

                        By: Mid-America Apartment Communities, Inc., its sole general partner

/s/John A Stemmler      By:       /s/Al Campbell
Seal                             Name:  Al Campbell
                                 Title:  Senior Vice-President and Treasurer




WITNESS:                MID-AMERICA APARTMENTS OF TEXAS, L.P.

                        By:      MAC of Delaware, Inc., its sole general partner

/s/Crystal Tessaro      By:      /s/John A Good
                                 Name:  John A. Good
                                 Title:  Assistant Secretary
Seal

                      [Signature Page to Credit Agreement]

                        LENDER:

                        FINANCIAL FEDERAL SAVINGS BANK

WITNESS:                By:      /s/Stephen B Curnutte
/s/Nancy Bre                     Name: Stephen B Curnutte
                                 Title: Sr. Vice President
Seal

                      [Signature Page to Credit Agreement]

                                TABLE OF CONTENTS

                                 SCHEDULE 1.1(A)

     LIST OF COLLATERAL POOL PROPERTIES AND ASSOCIATED INITIAL MARKET VALUES



Collateral Pool Property                               Initial Market Value

Celery Stalk, Dallas, Texas                                $14,050,000.00
Lodge at Timberglen, Dallas, Texas                          $7,285,000.00
Green Tree Place, Woodlands, Texas                          $9,200,000.00
Cypresswood Court, Spring, Texas                            $8,930,000.00
Westborough Crossing, Katy, Texas                           $9,715,000.00

                                TABLE OF CONTENTS

                                 SCHEDULE 1.1(B)

                   LIST OF COLLATERAL POOL PROPERTY DOCUMENTS

(1)  Mortgage/Deed of Trust/Deed to Secure Debt

(2)  UCC-1 Financing Statements

(3)  FIRPTA Certificate

(4)  Intentionally Omitted

(5)  Collateral Agreements (if any)

(6)  Documents evidencing O & M Programs (if any)

(7) Title insurance policy acceptable to Lender, in an amount equal to not less than the Commitment, which title insurance shall include the following endorsements (where and if applicable): (i) a tie-in endorsement, (ii) a multiple foreclosure endorsement, (iii) a first loss endorsement, (iv) a last dollar endorsement, (v) a variable rate mortgage endorsement, and (vi) a revolving credit endorsement.

                                TABLE OF CONTENTS

                                 SCHEDULE 1.1(C)

                               HEDGED DEBT SERVICE

Set forth below, for informational purposes only, is an example of the computation of the Hedged Debt Service, based upon (i) a hypothetical Required Hedge Amount of Seventy-Five Million and NO/100 Dollars ($75,000,000.00), (ii) Borrower's purchase of three Qualifying Rate Cap Agreements and two Qualifying Rate Swap Agreements, each with a notional amount of Twenty Million and NO/100 Dollars ($20,000,000.00) and with stipulated strike rates of two percent (2%), four percent (4%) and six percent (6%) and stipulated fixed pay rates of three percent (3%) and five percent (5%), respectively (further assumed that the Qualifying Rate Swap Agreements have original terms of thirty-six (36) months and eighty-four (84) months), and (iii) two outstanding Borrowing Tranches with principal amounts of Sixty Million and NO/100 Dollars ($60,000,000.00) and Forty Million and NO/100 Dollars ($40,000,000.00) and Interest Periods of thirty (30) days and one hundred and eighty (180) days, respectively.

Hedged Debt Service shall equal $4,386,457.00, which is the sum of:

------- ----------------------------------------------------------------------------------------- --------------------
1.      The sum of the following (Qualifying Rate Cap Agreement and Qualifying Rate Swap
        Agreement components):

                         (i)       2% times $20,000,000.00, plus

                         (ii)      3% times $20,000,000.00, plus

                         (iii)     4% times $20,000,000.00, plus

                         (iv)      5% times $15,000,000.00

                 plus,                                                                               $2,550,000.00
------- ----------------------------------------------------------------------------------------- --------------------
2.      The sum of the following (G-Fee component):

                         (i)       75% times (.0062 times $60,000,000.00), plus

                         (ii)      75% times (.0069 times $40,000,000.00)

                 plus,                                                                               $  486,000.00
------- ----------------------------------------------------------------------------------------- --------------------
3.      The greater of the following (Servicing Fee component):

                         (i)       75% times (.0007 times $100,000,000.00), or

                         (ii)      75% times (.0007 times $25,000,000.00)

                 plus,                                                                               $   52,500.00
------- ----------------------------------------------------------------------------------------- --------------------
4.      The sum of the following (Credit Enhancement Fee component):

                         (i)       75% times (.0012 times $20,000,000.00), plus

                         (ii)      75% times (.0015 times $20,000,000.00)

                 plus                                                                                $   40,500.00
------- ----------------------------------------------------------------------------------------- --------------------
5.      The (Amortization component) sum of the first twelve (12) principal payments based on a full amortization of the Required Hedge Amount utilizing a thirty (30) year fully amortizing schedule and level monthly payments, and using a coupon rate equal to the quotient (.04172) resulting from dividing (I) the aggregate amounts of the foregoing items (1) through (4) ($3,129,000.00) by (II) the Required Hedge Amount
        ($75,000,000.00) (which in turn results in a mortgage constant of .0584861):                 $1,257,457.00
------- ----------------------------------------------------------------------------------------- --------------------

                      [Signature Page to Credit Agreement]

                               TABLE OF CONTENTS

[BORROWER MAY, SUBJECT TO LENDER'S CONSENT, REVISE THIS FORM OF LOAN REQUEST TO PROVIDE FOR MULTIPLE BORROWING TRANCHES UNDER A SINGLE LOAN REQUEST FORM]

                                  SCHEDULE 2.6

                              FORM OF LOAN REQUEST

                              ______________, 20__


[Lenders Name and Address]
Attention:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of _________ __, 20__, as amended (the "Credit Agreement") by and among _______________________ (collectively, "Borrower"), and ____________________, a _______________________
("Lender"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     I, _______________,  the _______________ of Borrower, a _______________, do
hereby certify on behalf of Borrower as of the date hereof, as follows:

     Borrower is entitled to and hereby requests Lender to make an advance under the Credit Agreement in the amount of $__________ (which must be greater than or equal to ___________________ and NO/100 Dollars ($_____________). Funds should be delivered to Borrower by wire to the following account:

                  Bank Name and Location:
                  ABA Number:
                  Account Name:
                  Account Number:
                  Further Credit Instructions:
                  Attention:

                    (1) The requested date of the advance (the "Borrowing Date") is ______________.

                    (2) The Borrowing Tranche shall bear interest at (check one):

                           _____    Prime Rate
                           _____    Base Rate (using Reference BillsSM Rate)

                           _____ Base Rate (using LIBO Rate; provided Borrower has delivered the Index Conversion Notice to Lender)

                    (3) The Interest Period (if the Base Rate is selected) applicable to the advance is (check one):

                           _____    thirty (30) days
                           _____    ninety (90) days
                           _____    one hundred and eighty (180) days
                           _____    three hundred and sixty (360) days

                    (4)  Borrower will (check one):

                           _____ Pay all interest due and payable under the requested Borrowing Tranche in monthly installments pursuant to the terms of the Credit Agreement.
                           _____ Prepay all interest for such Borrowing Tranche as of the Borrowing Date.

                    (5) If applicable, the Base Rate for the Borrowing Tranche requested hereunder shall be ___________ (_____%) consisting of a Reference BillsSM Rate/LIBO Rate of __________ percent (___ %) and a Margin of ________
                         (__%).

                    (6) Following the disbursement of the funds comprising the Borrowing Tranche requested herein, the total number of Borrowing Tranches outstanding will be ________(__), which is not more than ten (10).

                    (7) If applicable (i.e. in the event of a Loan Request for a Base Rate Borrowing Tranche), the maturity date of the Interest Period of the Borrowing Tranche requested herein is (choose and complete one of the following):

                  ____________, 20__ (which is the last day of the Interest
                Period, in the event that such date is a Business Day)

                  ______________, 20__ (which is the Business Day following the last day of the Interest Period, in the event that such date is not a Business Day).

                    (8) This request for an advance is made pursuant to and in accordance with the provisions of the Credit Agreement. The proceeds of such advance are to be used for a permitted purpose under Section 2.9 of the Credit Agreement.

                    (9) The principal amount outstanding under the Credit Agreement on the date hereof, prior to any advance in response to this request, is $_____________.

                    (10) To  the  best  of   Borrower's   knowledge  and  belief
                         following diligent inquiry, the advance of the funds requested herein will not cause Borrower to be in non-compliance with the Sublimits set forth in Section
                         2.6.1 of the Credit Agreement.

                    (11) To  the  best  of   Borrower's   knowledge  and  belief
                         following diligent inquiry, the computations set forth in Paragraphs 19 through 26 as certified by Servicer are accurate.

                    (12) All of the covenants and all of the representations and warranties contained in the Credit Agreement and the other Loan Documents, and all of the other terms, covenants and conditions contained in the Loan Documents continue to be materially true and correct and continue to be complied with on the date hereof, and will continue to be materially true and correct and will continue to be complied with as of the date of, and subsequent to, the requested advance.

                    (13) No  Potential  Default or Event of Default has occurred or is continuing under the Loan Documents.

                    (14) There  has  been  no  Material  Adverse  Change  to any
                         Collateral Pool Property or Borrower since the date of the last Loan Request that will cause Borrower to be in violation of the Sublimits after the funding of the Borrowing Tranche requested herein or will render the Base Rate requested herein inaccurate.

                    (15) All of the other terms and  conditions set forth in the
                         Credit   Agreement   and  the  other   Loan   Documents
                         pertaining to the Loan have been satisfied.

                    (16) All items  that  Borrower  is  required  to  furnish to
                         Lender pursuant to the Credit Agreement accompany this request and are true and complete in all respects.

                    (17) The undersigned is an Authorized Officer of Borrower.

                    (18) Notice of this Loan Request shall be deemed received by
                         Lender when (i) sent by facsimile to (703) 714-3273 and
                         (ii) verbally confirmed by telephone call to either (when called in the following order of priority): (1) Steven Dillon ((703) 714-2691), (2) Kathy Hurley ((703)
                         714-2639),  (3) Jane Campbell ((703)  714-3201) or such
                         other names and numbers as Lender may specify upon prior written notice to Borrower.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of ___________, 200_.

                                                BORROWER:


                                                _______________________


                                                By:      _______________________
                                                         Name:
                                                         Title:

     19. The current Loan to Value Ratio is ___________(__%), which is less than or equal to the Maximum Loan to Value Ratio specified in Section
          2.6.1.1 of seventy percent (70%), determined as follows:

          A.   The current Loan balance $_____________

          B.   The  current   aggregate  Market  Value  of   $____________   the
               Collateral Pool

          C.   Item  A  divided  by  Item  B,  expressed  as   ____________%   a
               percentage,  equals  the Loan to Value  Ratio

     20. Following the disbursement of the funds comprising the Borrowing Tranche requested herein, the Loan to Value Ratio will equal _________________(__%), which is less than or equal to the Maximum Loan to Value Ratio set forth in Schedule 2.6.1.1 of the Credit Agreement of seventy percent (70%), determined as follows:

          A. The Loan balance upon disbursement of $_____________ the funds comprising the Borrowing Tranche(s) requested herein

          B.   The  current   aggregate  Market  Value  of   $____________   the
               Collateral Pool

          C.   Item  A  divided  by  Item  B,  expressed  as   ____________%   a
               percentage, equals the Loan to Value Ratio

     21. The current Facility Debt Service Coverage Ratio is ______ : 1.00, which is not less than 1.40 : 1.00, determined as follows:

          A. Net Operating Income of the Collateral $_____________ Pool Properties determined by Lender

          B. Facility Debt Service (as defined in the $_____________ Credit Agreement)

          C. Item A divided by Item B equals the ______________ Facility Debt Service Coverage Ratio

     22. Following the disbursement of the funds comprising the Borrowing Tranche requested herein, the Facility Debt Service Coverage Ratio will be ______ : 1.00, which is not less than 1.40 : 1.00, determined as follows:

          A. Net Operating Income of the Collateral $_____________ Pool Properties as determined by Lender

          B. Facility Debt Service upon disbursement $_____________ of the funds comprising the Borrowing Tranche(s) requested herein

          C. Item A divided by Item B equals the ______________ Facility Debt Service Coverage Ratio

     23. The current notional amount of all Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements is ______, which is equal to or greater than the Required Hedge Amount of 75% of the outstanding principal balance of the Loan set forth in Section 2.6.1.5, determined as follows:

          A. The current notional amount of all $_____________ Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements

          B.   The current Loan balance $_____________

          C.   Item A divided by Item B, expressed as a ____________% percentage

     24. Following the disbursement of the funds comprising the Borrowing Tranche requested herein, the notional amount of all Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements will be ______, which is equal to or greater than the Required Hedge Amount of 75% of the outstanding principal balance of the Loan set forth in Section 2.6.1.5, determined as follows:

          A. The current notional amount of all $_____________ Qualifying Rate Cap Agreements and Qualifying Rate Swap Agreements

          B. The Loan balance upon disbursement of the $_____________ funds comprising the Borrowing Tranche(s) requested herein

          C.   Item A divided by Item B, expressed as a ____________% percentage

     25. The current Hedged Debt Service Coverage Ratio is ______ : 1.00, which is not less than 1.40 : 1.00, determined as follows:

          A. 75% of Net Operating Income of the $_____________ Collateral Pool Properties as determined by Lender

          B. Hedged Debt Service (as defined in the $_____________ Credit Agreement)

          C.   Item  A  divided  by  Item  B,   expressed  as  a   ____________%
               percentage,  equals the Hedged Debt  Service  Coverage  Ratio

     26. Following the disbursement of the funds comprising the Borrowing Tranche requested herein, the Hedged Debt Service Coverage Ratio will be ______ : 1.00, which is not less than 1.40 : 1.00, determined as follows:

          A. 75% of Net Operating Income of the $_____________ Collateral Pool Properties as determined by Lender

          B. Hedged Debt Service upon disbursement of $_____________ the funds comprising the Borrower Tranche(s) requested herein

          C. Item A divided by Item B equals the ______________ Hedged Debt Service Coverage Ratio

     Servicer hereby certifies (i) to the accuracy of each of the mathematical computations set forth in paragraphs 19 through 26 above (acknowledging that Servicer has relied, with Lender's consent and without independent verification thereof, on the Net Operating Income and Market Value(s) prepared by Lender), and (ii) to the best of its knowledge and belief, that all statements made by Borrower herein are true and accurate in all material respects.


                                  SERVICER:


                                  a


                                  By:
                                         Name:
                                         Title:

                                  Dated: ___________________________________

[BORROWER MAY, SUBJECT TO LENDER'S CONSENT, REVISE THIS FORM OF RENEWAL REQUEST TO PROVIDE FOR THE RENEWAL OF MULTIPLE BORROWING TRANCHES UNDER A SINGLE RENEWAL REQUEST FORM OR TO PROVIDE FOR THE SPLITTING OF A MATURING BORROWING TRANCHE INTO MULTIPLE BORROWING TRANCHES UNDER A SINGLE RENEWAL REQUEST FORM]

                                 SCHEDULE 3.3.3

                                 RENEWAL REQUEST

                              ______________, 20__


[Lender's Name and Address]
Attention:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of ___________, 20__, as amended (the "Credit Agreement") by and among _______________________ (collectively, "Borrower"), and ____________________, a _______________________
("Lender"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     I,    __________________,    the    _______________    of    Borrower,    a
__________________________, do hereby certify on behalf of Borrower as of the date hereof, as follows:

     _____Borrower hereby requests Lender to renew the Borrowing Tranche in the amount of $______________, whose Interest Period will mature on ___________,
____.

     or

     _____ Borrower, in accordance with the provisions of the Credit Agreement, will repay $___________ of the outstanding principal amount of the Borrowing Tranche originally funded in the amount of $____________, whose Interest Period will mature on ________, ____, prior to such maturity date, and hereby requests Lender to renew such Borrowing Tranche in the amount of the remaining principal balance of such Borrowing Tranche, the remaining principal balance being equal to $___________.

     or

     _____ Borrower hereby requests Lender to convert $_______________ of the Prime rate Borrowing Tranche into a Base Rate Borrowing Tranche.

     or

     Borrower hereby requests Lender to convert $___________ of the Base Rate Borrowing Tranche in the amount of $______________, whose Interest Period will mature on ________________, to the Prime Rate Borrowing Tranche [and to renew the remainder of said Borrowing Tranche as a separate Borrowing Tranche].

     or

     _____ Borrower hereby requests Lender to combine two (2) or more Borrowing Tranches pursuant to the provisions of the Credit Agreement into a single Borrowing Tranche, specifically Borrower hereby requests that Lender combine the Borrowing Tranche in the amount of $______________, whose Interest Period will mature on ___________, ____ with the Borrowing Tranche in the amount of $______________, whose Interest Period will mature on ___________, ____ [add descriptions of additional Borrowing Tranches as necessary].

          1.   The Borrowing Tranche shall bear interest at (check one):

                           _____      Prime Rate
                           _____      Base Rate (using Reference BillsSM Rate)

                           _____ Base Rate (using LIBO Rate; provided Borrower has delivered the Index Conversion Notice to Lender)

          2. The Interest Period (if the Base Rate is selected) applicable to the renewed Borrowing Tranche is (check one):

                           _____      thirty (30) days

                           _____      ninety (90) days
                           _____      one hundred and eighty (180) days
                           _____      three hundred and sixty (360) days

          3.   Borrower will (check one):

                           _____ Pay all interest due and payable under the requested Borrowing Tranche in monthly installments pursuant to the terms of the Credit Agreement.
                           _____ Prepay all interest for such Borrowing Tranche as of the Borrowing Date.

          4. The principal amount outstanding under the Credit Agreement on the date hereof, prior to any advance in response to this request, is $_____________.

          5. If applicable, the Base Rate for the Borrowing Tranche renewed hereunder shall be ___________ (_____%) consisting of a Reference BillsSM Rate/LIBO Rate of ___________ percent (____ %) and a Margin of ________ (____%).

          6. If applicable (i.e. in the event of the renewal a Base Rate Borrowing Tranche), the maturity date of the Interest Period of the Borrowing Tranche requested herein is (choose and complete one of the following):

                           ____________, 20__ (which is the last day of the
                        Interest Period, in the event that such date is a Business Day)
                           ______________, 20__ (which is the Business Day
                        following the last day of the Interest Period, in the event that such date is not a Business Day).

          7. To the best of Borrower's knowledge and belief following diligent inquiry, the computations set forth in Paragraphs 12 through 16 as certified by Servicer are accurate.

          8.   [Check one of the following:]

                           ____ No Event of Default has occurred or is
                        continuing under the Loan Documents; or

                           ____ No Event of Default has occurred or is
                        continuing under the Loan Documents, and, other than Borrower's non-compliance with Section 2.6.1.1, Section
                        2.6.1.2 and Section 2.6.1.5 of the Credit Agreement, has occurred or is continuing under the Loan Documents, Borrower is otherwise in full compliance with the terms of the Loan Agreement, and will not increase the outstanding principal balance of the Loan pursuant to this Renewal Request.

          9. All of the other terms and conditions set forth in the Credit Agreement and the other Loan Documents pertaining to the Loan have been satisfied.

          10.  The undersigned is an Authorized Officer of Borrower.

          11. Notice of this Loan Request shall be deemed received by Lender when (i) sent by facsimile to (703) 714-3273 and (ii) verbally confirmed by telephone call to either (when called in the following order of priority): (1) Steven Dillon ((703) 714-2691),
               (2) Kathy Hurley ((703) 714-2639), Jane Campbell ((703) 714-3201)
               or such other names and numbers as Lender may specify upon prior written notice to Borrower


IN WITNESS WHEREOF, the undersigned has executed this Certificate this ______ day of ___________, ____.

                                BORROWER:


                                a

                                By:
                                     Name:
                                     Title:

          12. The current Loan to Value Ratio is ___________(__%), which is less than or equal to the Maximum Loan to Value Ratio specified in Section 2.6.1.1 of seventy percent (70%) determined as follows:

               A.   The current Loan balance $_____________

               B. The current aggregate Market Value of $____________ the Collateral Pool

               C. Item A divided by Item B, expressed as ____________% a percentage, equals the Loan to Value Ratio

     13. The current Facility Debt Service Coverage Ratio is ______ : 1.00, which [check one:]

                            ___ is less than ____ : 1.00, or

                            ___ is greater than or equal to ____ : 1.00,

     determined as follows:

               A. Net Operating Income of the Collateral $_____________ Pool Properties determined by Lender

               B. Facility Debt Service (as defined in the $_____________ Credit Agreement)

               C. Item A divided by Item B equals the ____________% Facility Debt Service Coverage Ratio

     14. Following the renewal of the Borrowing Tranche for the Interest Period requested herein, the Facility Debt Service Coverage Ratio will be ______ : 1.00, which [check one:]

                            ___ is less than ____ : 1.00, or

                            ___ is greater than or equal to ____ : 1.00,

     determined as follows:

               A. Net Operating Income of the Collateral $_____________ Pool Properties as determined by Lender

               B. Facility Debt Service (as defined in the $_____________ Credit Agreement)

               C. Item A divided by Item B equals the ______________ Facility Debt Service Coverage Ratio

     15. The current Hedged Debt Service Coverage Ratio is ______ : 1.00, which [check one:]

                            ___ is less than 1.40 : 1.00, or

                            ___ is greater than or equal to 1.40 : 1.00,

     determined as follows:

          A. 75% of Net Operating Income of the $_____________ Collateral Pool Properties determined by Lender

          B. Hedged Debt Service (as defined in the $_____________ Credit Agreement)

          C. Item A divided by Item B equals the ______________ Facility Debt Service Coverage Ratio

     16. Following the renewal of the Borrowing Tranche for the Interest Period requested herein, the Hedged Debt Service Coverage Ratio will be ______ : 1.00, which [check one:]

                            ___ is less than 1.40 : 1.00, or

                            ___ is greater than or equal to 1.40 : 1.00,

     determined as follows:

          A. 75% of Net Operating Income of the $_____________ Collateral Pool Properties as determined by Lender

          B. Hedged Debt Service (as defined in the $_____________ Credit Agreement)

          C. Item A divided by Item B equals the ______________ Facility Debt Service Coverage Ratio


     Servicer hereby certifies (i) to the accuracy of each of the mathematical computations set forth in paragraphs 12 through 16 above (acknowledging that Servicer has relied, with Lender's consent and without independent verification thereof, on the Net Operating Income and Market Value(s) prepared by Lender), and (ii) to the best of its knowledge and belief, that all statements made by Borrower herein are true and accurate in all material respects.


                           SERVICER:


                           a


                           By:
                               Name:
                               Title:

                           Dated: ___________________________________